[logo] WM
GROUPofFUNDS


STRATEGIC
ASSET
MANAGEMENT
PORTFOLIOS
Common sense. Uncommon solutions.

[graphic omitted]

ANNUAL REPORT
for the year ended
October 31, 2002

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                Strategic Growth Portfolio
                Conservative Growth Portfolio
                Balanced Portfolio
                Conservative Balanced Portfolio
                Flexible Income Portfolio



                TABLE OF CONTENTS

                Message from the President ..............................    1

                A Return to the Basics ..................................    2

                Individual Portfolio Reviews ............................    5

                Statements of Assets and Liabilities ....................   16

                Statements of Operations ................................   18

                Statements of Changes in Net Assets .....................   19

                Statements of Changes in Net
                  Assets - Capital Stock Activity .......................   22

                Financial Highlights ....................................   24

                Portfolio of Investments ................................   30

                Notes to Financial Statements ...........................   33

                Independent Auditors' Report ............................   38

                Other Information (unaudited) ...........................   39

-------------------------------------
NOT
FDIC        o May Lose Value
INSURED     o No Bank Guarantee
-------------------------------------

[photo of William G. Papesh]

Dear Shareholder,

Global economic uncertainty early in the year ushered in a period of fairly difficult market performance. Almost every equity market sector, segment, and geographic region finished down for the fiscal year. Corporate scandals, fear of terrorism and war, and a generally weak economic environment repeatedly challenged investor confidence. While these forces continue to affect the investment environment, we should also recognize the long-term strength of the U.S. economy and the resiliency of its financial markets. Throughout a history dating back to 1939, the WM Group of Funds has seen both economic and financial downturns, yet the markets have always rebounded. This period should prove no different.

In the face of challenging market conditions, it is important that investors not lose sight of their long-term financial goals. The temptation, of course, is to change your investment strategy in response to short-term circumstances. It is disconcerting to note that the record for equity mutual fund net sales occurred in February of 2000, just before the market's peak. Conversely, the month with the largest single outflow from equity funds was July of 2002, just as markets struggled to find a bottom.(1) It is a common pitfall to sell at the bottom after buying at a peak--precisely the opposite of what is intuitive and beneficial for an investor. It is also easy to get caught up in bull market euphoria or bear market anxiety, which is why we always suggest working with an Investment Representative and examining strategies that can help avoid these common investment mistakes.

At the WM Group of Funds, we feel that finding the best tradeoff between risk and return is crucial for positioning your assets so that you can realize your financial goals. Therefore, we employ a unique focus on risk management, emphasizing the importance of long-term risk-adjusted returns. Over the last twelve months, this focus yielded relative performance results that were gratifying despite the widespread losses endured by equity-based investments. We also experienced strong sales inflows and low redemptions in contrast to many others in the mutual fund industry. For example, during the current bear market we have consistently achieved redemption rates that have been significantly lower than overall industry averages. This is a testament to our risk management philosophy and to the ongoing relationship between you and your Investment Representative.

In addition to risk management, a broad mix of assets and adherence to a long-term plan can provide the downside protection and wealth-building potential that you need. This is the basic premise of asset allocation, a strategy that is central to our fund family's investment philosophy. The WM Group of Funds boasts one of the oldest asset allocation programs on the market--our Strategic Asset Management (SAM) program. The SAM program has incorporated a fund-of-funds approach since 1996, but its investment roots date back to October 1990.(2) In fact, of the 468 portfolios currently classified as fund-of-funds by Lipper, Inc., only two other fund companies have track records that predate the 1990 inception of the SAM program.(3) Through diversification and active asset allocation, our Strategic Asset Management Portfolios can provide investors with the potential for reduced risk combined with investment choice and flexibility.

This year's clear contrast between the performance of bond and stock investments also supports the rationale for asset allocation. When one security type advanced, it was at the expense of the other. Incorporating both bonds and stocks in an investment portfolio can limit the effects of drastic market swings through a combination of securities that react differently to changing market forces. Investors whose portfolios included fixed-income investments received the benefits of an income stream and reduced risk during this year's heightened volatility.

As we look to the coming year, I would like to reiterate the importance of maintaining a long-term perspective. Although choppy market performance may continue in the short-term, we believe that the country is in the midst of a recovery. Ongoing market conditions present an opportunity for all of us to learn, re-assess, and gain additional understanding of how we can effectively deliver solid risk-adjusted returns in a multitude of market conditions. I encourage you to contact your Investment Representative with any questions or feedback you may have as we navigate through this difficult interval and prepare for the next market cycle.

For more than 60 years we have dedicated ourselves to assisting our shareholders in building their investment wealth. Thank you for the opportunity to continue doing so in the future and for your confidence in the WM Group of Funds.

Sincerely,

/s/ William G. Papesh
--------------------------
    William G. Papesh
    President

1 Source: Investment Company Institute.

2 Prior to November 1, 1996, the Strategic Asset Management Portfolios were known as Sierra Asset Management Accounts ("SAM Accounts"). The SAM accounts were discretionary asset allocation accounts that were not registered under the Investment Company Act of 1940.

3 Source: Lipper, Inc. Lipper is an independent industry research firm that classifies and tracks the performance of mutual funds.

A Return to the Basics

[graphic omitted]

Investing in Strength

Although U.S. equity markets have retreated from their highs in early 2000 and the economy has struggled through a recession, the U.S. financial system is still the largest and strongest in the world. We will recover from this recession, and the markets will eventually follow. Now is the time to re-examine positions, ensure that we are still on track, and focus on our long-term goals and objectives rather than on day-to-day market fluctuations.

Economic weakness and bear markets are a natural, albeit painful, part of the investment process. In truth, bear markets can provide numerous opportunities to invest when prices have fallen--as long as we have a long-term perspective along with the time and patience to allow markets to rebound. As a society, we'd prefer to buy products on sale rather than pay full price, but we seem to avoid low prices in financial assets. It is difficult, even for the experts, to precisely time the market's peaks and bottoms, but investing when prices are low is just good common sense, and history supports this approach.

--------------------------------------------------------------------------------
  Buying "On Sale"             Average Annual Return from Bottom of Market

Recession/Bear    Market Bottom       3 Year          5 Year         10 Year
--------------------------------------------------------------------------------
1973-74             Nov '74             20.0%          16.8%          15.6%
1981-82             Aug '82             27.1%          29.7%          19.2%
1987                Dec '87             15.8%          17.3%          18.7%
1990-91             Nov '90             19.0%          17.2%          19.4%
2000-02                ?                  -              -              -
--------------------------------------------------------------------------------

 Source: Ibbotson Associates. The periods shown above represent the most notable recent (since 1970) bear markets (defined as a market decline of 20% from top to bottom measured by the S&P 500 Index), and they begin the month after the market bottom was reached. Stocks are represented by the S&P 500 Index, an unmanaged weighted index which is considered representative of the stock market in general. The returns shown assume reinvestment of all dividends and distributions. Individuals cannot invest dirctly in an index. Past performance is not a guarantee of future results.

Avoid These Common Investment Mistakes

We just touched on one of the most common investment mistakes--buying high and selling low. It is easy to chase trailing performance and get caught up in the end of a bull market only to see the market weaken and prices come down. As we moved through the first bear market in roughly a decade, many investors further damaged their portfolios by abandoning the equity markets and selling at a bottom. If you caught yourself buying high and selling low during this bear market, you were not alone.

------------------------------------------------------------------
10 Common Investment Mistakes

1.      Not having a long-term plan
2.      Keeping a short-term perspective
3.      Buying high
4.      Selling low
5.      Chasing returns
6.      Having unrealistic expectations
7.      Having large asset concentrations and not rebalancing
8.      Assuming too much or not enough risk
9.      Letting emotions guide your decisions
10.     Do-it-yourself investing
------------------------------------------------------------------

Continuous Investing

As the chart to the right indicates, people tend to buy when the market is rising and sell when the market is falling or has already fallen. In fact, a record $53 billion in net sales flowed into equity mutual funds in February 2000, just as the market peaked. The flip side was also true when selling reached its heaviest in July 2002, after the markets had been bottoming out for some time.

It is impossible to know precisely when market peaks and troughs will occur, but a long-term plan that incorporates systematic investments throughout the entire cycle can help you build on your current investments whenever markets retreat. Known as dollar cost averaging, this disciplined process allows you to buy more shares when prices are low and fewer shares when prices are high, thereby lowering the average cost of the shares you purchase.(1)

Managing Expectations

The dynamic equity performance of the 1990s altered the perception of many investors so that now, unfortunately, they expect returns that are well above historical averages. Since 1926, U.S. stock market performance has averaged just over 10% per year.(2) In contrast, the five-year average annual return of over 28.5% achieved from 1995 to 1999 was both unprecedented and unsustainable. We have now seen a substantial market correction, but looking at the past ten years, we can also see that both the S&P 500 and the NASDAQ have returned to levels closer to the long-term 10% average return.

It makes sense to assume that we probably won't see a period like the late 1990s in the near term. We have to keep our expectations in check and be prepared to accept performance that is more in line with the underlying growth in corporate profits.


1 Systematic investment plans do not ensure that you will earn a profit, nor do they protect against loss. Since such a plan involves continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through periods of low price levels.

2 Source: Ibbotson Associates. Stocks are represented by the performance of the S&P 500 Index, which posted an average annual total return of 10.23% from 1/1/26 to 10/31/02.

                         Equity Mutual Fund Asset Flows
                            Have Trailed the Market

                        (January 1999 to September 2002)

                                                   Dow Jones
                          Net Equity              Industrial
                          Fund Flows               Average

Jan 99                     17,123                   9,359
                              711                   9,307
                           12,602                   9,786
                           25,838                  10,789
May 99                     14,962                  10,560
                           19,104                  10,971
                           12,400                  10,655
                            6,030                  10,829
Sept 99                    10,791                  10,337
                           21,039                  10,730
                           19,018                  10,878
                           24,979                  11,497
Jan 00                     40,913                  10,941
                           53,682                  10,128
                           39,392                  10,922
                           34,024                  10,734
May 00                     17,037                  10,522
                           22,141                  10,448
                           17,342                  10,522
                           24,009                  11,215
Sept 00                    17,334                  10,651
                           19,163                  10,971
                            5,524                  10,414
                           11,640                  10,788
Jan 01                     25,064                  10,887
                           -3,298                  10,495
                          -20,572                   9,879
                           19,212                  10,735
May 01                     18,127                  10,912
                           10,815                  10,502
                           -1,231                  10,523
                           -4,816                   9,500
Sept 01                   -29,353                   8,848
                              923                   9 075
                           15,297                   9,852
                            2,921                  10,022
Jan 02                     20,048                   9,920
                            5,404                  10,106
                           29,627                  10,404
                           12,926                   9,946
May 02                      4,875                   9,925
                          -18,279                   9,243
                          -52,608                   8,737
                           -3,063                   8,664
Sep 02                    -16,078                   7,592

Sources: Investment Company Institute and Dow Jones. Net equity mutual fund asset flows are sales less redemptions and net exchanges. Dollars are represented in millions. The Dow Jones Industrial Average is an unmanaged weighted index, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

                       Returning to the Long-term Average

         (Growth of a $1 investment from October 1992 to October 2002)

--------------------------------------------------------------------------------
                                                                    10% Average
                                   NASDAQ          S&P 500            Return
--------------------------------------------------------------------------------

Oct 92                              1.00             1.00              1.00
                                    1.08             1.03              1.01
                                    1.12             1.05              1.02
                                    1.15             1.05              1.02
                                    1.11             1.07              1.03
                                    1.14             1.09              1.04
                                    1.09             1.07              1.05
                                    1.16             1.09              1.06
                                    1.16             1.10              1.07
                                    1.16             1.09              1.07
                                    1.23             1.13              1.08
                                    1.26             1.13              1.09
Oct 93                              1.29             1.15              1.10
                                    1.25             1.14              1.11
                                    1.28             1.15              1.12
                                    1.32             1.19              1.13
                                    1.31             1.16              1.14
                                    1.23             1.11              1.14
                                    1.21             1.12              1.15
                                    1.21             1.14              1.16
                                    1.17             1.11              1.17
                                    1.19             1.15              1.18
                                    1.27             1.20              1.19
                                    1.26             1.17              1.20
Oct 94                              1.28             1.19              1.21
                                    1.24             1.15              1.22
                                    1.24             1.17              1.23
                                    1.25             1.20              1.24
                                    1.31             1.24              1.25
                                    1.35             1.28              1.26
                                    1.39             1.32              1.27
                                    1.43             1.37              1.28
                                    1.54             1.40              1.29
                                    1.65             1.45              1.30
                                    1.69             1.45              1.31
                                    1.72             1.51              1.32
Oct 95                              1.71             1.51              1.33
                                    1.75             1.57              1.34
                                    1.74             1.60              1.35
                                    1.75             1.66              1.36
                                    1.82             1.67              1.37
                                    1.82             1.69              1.38
                                    1.97             1.72              1.40
                                    2.05             1.76              1.41
                                    1.96             1.77              1.42
                                    1.79             1.69              1.43
                                    1.89             1.72              1.44
                                    2.03             1.82              1.45
Oct 96                              2.02             1.87              1.46
                                    2.14             2.01              1.48
                                    2.13             1.97              1.49
                                    2.28             2.10              1.50
                                    2.16             2.11              1.51
                                    2.02             2.03              1.52
                                    2.08             2.15              1.54
                                    2.31             2.28              1.55
                                    2.38             2.38              1.56
                                    2.63             2.57              1.57
                                    2.62             2.43              1.59
                                    2.79             2.56              1.60
Oct 97                              2.63             2.47              1.61
                                    2.64             2.59              1.62
                                    2.59             2.63              1.64
                                    2.68             2.66              1.65
                                    2.93             2.85              1.66
                                    3.03             3.00              1.68
                                    3.09             3.03              1.69
                                    2.94             2.98              1.70
                                    3.13             3.10              1.72
                                    3.09             3.07              1.73
                                    2.48             2.62              1.74
                                    2.80             2.79              1.76
Oct 98                              2.93             3.02              1.77
                                    3.22             3.20              1.79
                                    3.62             3.38              1.80
                                    4.14             3.53              1.81
                                    3.78             3.42              1.83
                                    4.07             3.55              1.84
                                    4.20             3.69              1.86
                                    4.08             3.60              1.87
                                    4.44             3.80              1.89
                                    4.36             3.68              1.90
                                    4.53             3.67              1.92
                                    4.54             3.57              1.93
Oct 99                              4.90             3.79              1.95
                                    5.51             3.87              1.96
                                    6.72             4.10              1.98
                                    6.51             3.89              2.00
                                    7.76             3.82              2.01
                                    7.56             4.19              2.03
                                    6.38             4.06              2.04
                                    5.62             3.98              2.06
                                    6.55             4.08              2.08
                                    6.22             4.02              2.09
                                    6.95             4.27              2.11
                                    6.07             4.04              2.13
Oct 00                              5.57             4.02              2.14
                                    4.29             3.71              2.16
                                    4.08             3.72              2.18
                                    4.58             3.86              2.20
                                    3.56             3.50              2.21
                                    3.04             3.28              2.23
                                    3.50             3.54              2.25
                                    3.49             3.56              2.27
                                    3.57             3.47              2.28
                                    3.35             3.44              2.30
                                    2.98             3.22              2.32
                                    2.48             2.96              2.34
Oct 01                              2.79             3.02              2.36
                                    3.19             3.25              2.38
                                    3.22             3.28              2.40
                                    3.20             3.23              2.41
                                    2.86             3.17              2.43
                                    3.05             3.29              2.45
                                    2.79             3.09              2.47
                                    2.67             3.07              2.49
                                    2.42             2.85              2.51
                                    2.19             2.63              2.53
                                    2.17             2.64              2.55
                                    1.94             2.36              2.57
Oct 02                              2.20             2.56              2.59

--------------------------------------------------------------------------------

Sources: Ibbotson Associates and MSN.com with historical index closes provided by Media General Financial Services. The 10% average return line is generally representative of historical average annual returns based on the S&P 500 Index from 1926 to present day, and it is provided for illustrative purposes only. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Use Bonds and Stocks

The current investment environment provides another important lesson--the benefits of utilizing both bonds and stocks to build a well-balanced portfolio. For the past several years, the difference in performance between these two asset classes has grown substantially. Month-to-month performance has continually shifted between stocks and bonds as investor preference rapidly changed. Much of the effects of this volatility can be avoided by balancing these asset classes within a diversified portfolio. This strategy will allow you to participate in the upside of stocks and bonds without being subjected to the full impact of their individual declines.


           Market Favor Has Rapidly Shifted Between Bonds and Stocks

                    Relative Performance of Bonds and Stocks
                        (Five years ended October 2002)

--------------------------------------------------------------------------------
                            Bonds                   Stocks

Oct 97                      -2.08                    2.09
                            -0.35                    0.36
Jan 98                       0.08                   -0.09
                            -3.65                    3.64
                            -2.39                    2.39
                            -0.24                    0.25
                             1.33                   -1.34
                            -1.61                    1.60
Jul 98                       0.64                   -0.63
                             8.04                   -8.05
                            -2.03                    2.04
                            -4.33                    4.33
                            -2.75                    2.74
                            -2.73                    2.73
Jan 99                      -1.74                    1.73
                             0.68                   -0.68
                            -1.73                    1.72
                            -1.78                    1.77
                             0.74                   -0.74
                            -2.94                    2.93
Jul 99                       1.35                   -1.35
                             0.22                   -0.23
                             1.95                   -1.95
                            -2.98                    2.98
                            -1.02                    1.02
                            -3.19                    3.18
Jan 00                       2.35                   -2.34
                             1.55                   -1.55
                            -4.23                    4.23
                             1.36                   -1.36
                             1.00                   -1.00
                            -0.19                    0.19
Jul 00                       1.24                   -1.23
                            -2.38                    2.38
                             2.95                   -2.96
                             0.54                   -0.54
                             4.76                   -4.76
                             0.69                   -0.68
Jan 01                      -0.96                    0.96
                             4.99                   -5.00
                             3.42                   -3.41
                            -4.10                    4.09
                            -0.04                    0.03
                             1.41                   -1.40
Jul 01                       1.61                   -1.61
                             3.71                   -3.70
                             4.62                   -4.62
                             0.09                   -0.09
                            -4.53                    4.52
                            -0.76                    0.76
Jan 02                       1.13                   -1.14
                             1.45                   -1.45
                            -2.71                    2.71
                             4.00                   -4.00
                             0.79                   -0.80
                             4.00                   -3.99
Jul 02                       4.50                   -4.51
                             0.52                   -0.51
Oct 02                       6.24                   -6.25
                            -4.63                    4.63
--------------------------------------------------------------------------------

Source: Ibbotson Associates. Bonds are represented by the Lehman Brothers Aggregate Bond Index, and stocks are represented by the S&P 500 Index. Each line shows the difference in performance of each index relative to a 50/50 mix. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Balance Risk and Return

It's no secret that markets have become volatile in recent years. As a result, it is more important than ever to examine risk-adjusted returns, making sure that your portfolio is properly positioned to meet your long-term goals and objectives. Taking too much or not enough risk is a mistake that can hamper your ability to meet these goals.

There is a tradeoff between risk and return, but risk can be managed. Take a look at the diversified portfolio to the right. By balancing assets, the portfolio captured 86% of the return of the S&P 500 with nearly 50% less risk. For many people, the slightly greater return that could be gained is not necessarily worth twice the amount of volatility. It makes sense to find the right balance through diversification and asset allocation.

                                Risk and Return

                     (November 1982 through October 2002)

                                          Return       Risk
              Large Cap Stocks            13.08       17.66
              Mid Cap Stocks              13.07       18.80
              Diversified Portfolio       11.18        9.34
              Small-Cap Stocks             9.86       21.67
              Bonds                        9.54        5.30
              T-bills                      5.71        0.61

                                             ----------------------------------
                                             The diversified portfolio captured
                                             86% of the return of large-cap
                                             stocks with nearly 50% less risk.
                                             ----------------------------------

Source: Ibbotson Associates. Return is measured by the geometric mean and risk is measured by standard deviation. Large-cap stocks are represented by the S&P 500 Index; small-cap stocks by the Russell 2000 Index; mid-cap stocks by the S&P 400 MidCap Index; domestic bonds by the Lehman Brothers Gov't./Credit Index; and T-bills by 30-day U.S. Treasury bills. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. The Diversified Portfolio consists of 30% large-cap stocks, 15% mid-cap stocks, 5% small-cap stocks, 40% domestic bonds, and 10% T-bills. The Portfolio is not intended to represent any investment product or mutual fund, and it is provided for illustrative purposes only. Past performance is not a guarantee of future results.

Consult with Your Investment Representative

Finally, a great way to avoid some of
these common investment mistakes is to
regularly discuss your options with an
investment professional. The do-it-
yourself approach to investing can lead           [graphic omitted]
to emotions overriding common sense.
Discussing your options with your
Investment Representative can help.
Together, you can examine strategies to
manage risk, diversify your assets, and
keep you on track to meet your long-term financial goals.

Individual
Portfolio
Reviews

To Our Asset Allocation Clients
WELCOME TO THE STRATEGIC ASSET MANAGEMENT PORTFOLIOS.

We are pleased to provide you with an overview of our asset allocation portfolios, each designed to help you meet specific long-term investment objectives. This report includes performance reviews and highlights of the investment strategies for each of our five Portfolios during the twelve-month period ended October 31, 2002.

Understanding the Enclosed Charts and Performance

In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to represent a proxy for Portfolio performance.

Descriptions of the indices used are as follows:

o The INFLATION INDEX is a measurement of the change in domestic prices and is measured by the Consumer Price Index for all urban consumers.

o The LEHMAN BROTHERS AGGREGATE BOND INDEX is a broad-based bond index which contains all investment grade, government, corporate, mortgage and asset-backed securities.

o The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors.

Generally, an index represents the market value of an unmanaged group of securities regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses, and individuals cannot invest directly in an index. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

WM Advisors' Asset Allocation Team

RANDY YOAKUM
Senior Portfolio Manager
Chief Investment Officer
WM Advisors, Inc.

Randy Yoakum is a Chartered Financial Analyst with more than 18 years of investment management experience. He holds a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University. Accomplished in the field of asset management, Mr. Yoakum was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. He currently serves as chairman of the Investment Policy Committee and heads the Asset Allocation Team, as well as acting as co-manager of the WM GROWTH & INCOME FUND. He has extensive experience in the field of asset allocation, having served as Chairman and Senior Portfolio Manager for an asset allocation product at his previous employer, D.A. Davidson & Co. (DADCO).

In addition to acting as Chief Investment Officer and Chairman of the Investment Policy Committee at DADCO, he was also responsible for overseeing the research staff for the Trust Company, Investment Management Firm, and the Brokerage Division. Prior to that, Mr. Yoakum served as Senior Vice President and Chief Equity Officer at Boatman's Trust Company, where he was responsible for equity and balanced investment analysis, asset allocation, research, portfolio management, and trading. He managed over 100 investment professionals as well as $25 billion in assets. His other duties at Boatman's included senior portfolio management of the Asset Allocation Portfolios, as well as chairing the Equity Investment Group and managing the high profile equity and balanced portfolios.

The Asset Allocation Team also draws on the expertise of two dedicated senior team members for the WM SAM Portfolios, both of whom have significant experience and background with asset allocation products. Michael Meighan, Portfolio Manager, is a Chartered Financial Analyst and holds a B.S. from Santa Clara University and an M.B.A. from Gonzaga University. He was previously employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product. His responsibilities included all managed investment products and the creation, analysis and maintenance of the supervised recommended list of mutual funds for the firm. Mr. Meighan also developed policy for the firm as a member of both the DADCO Investment Policy Committee and the Davidson Trust Company Investment Committee. Charles Averill, Senior Quantitative Analyst, is a Chartered Financial Analyst and has been with WM Advisors for over twelve years. He holds a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University. Before joining the team at WM Advisors in 1990, Mr. Averill taught economics at Gonzaga University and worked as a news editor.

GARY POKRZYWINSKI
Senior Portfolio Manager
Head of the Fixed-Income Investment Team
WM Advisors, Inc.

Gary Pokrzywinski also assists the Asset Allocation Team in Seattle. He is responsible for helping to develop the outlook and policy for the fixed-income assets within the Portfolios. Mr. Pokrzywinski is a Chartered Financial Analyst and currently manages the WM INCOME FUND and the WM HIGH YIELD FUND.

                                                      Strategic Growth Portfolio

              Growth of a $10,000 Investment (Class A shares)(1), (2)

                                    Fund (Class A       Fund (Class A
                       Capital      shares adjusted      shares not
                       Market        for maximum        adjusted for                           S&P 500
                     Benchmark(4)   sales charge(3)     sales charge)    Inflation(5)         Index(4)

Inception 5/31/95       10,000           9,450            10,000           10,000               10,000
                        10,376           9,805            10,219           10,020               10,235
                        10,910          10,310            10,524           10,020               10,576
                        10,983          10,379            10,561           10,046               10,604
                        11,287          10,666            10,970           10,066               11,049
Oct 95                  10,947          10,345            10,950           10,099               11,010
                        11,348          10,723            11,400           10,092               11,494
                        11,651          11,010            11,606           10,085               11,707
                        11,845          11,194            11,972           10,145               12,110
                        12,209          11,537            12,055           10,177               12,226
                        12,524          11,835            12,150           10,230               12,343
                        12,888          12,179            12,305           10,270               12,525
                        13,143          12,420            12,588           10,290               12,848
                        12,791          12,088            12,650           10,296               12,901
                        11,893          11,239            12,147           10,315               12,327
                        12,439          11,755            12,377           10,335               12,588
                        12,973          12,259            13,024           10,368               13,295
Oct 96                  12,814          12,110            13,374           10,401               13,660
                        13,445          12,705            14,310           10,421               14,696
                        13,348          12,614            14,044           10,421               14,408
                        13,720          12,966            14,834           10,454               15,303
                        13,527          12,783            14,945           10,487               15,427
                        12,910          12,200            14,369           10,513               14,785
                        13,167          12,443            15,163           10,525               15,668
                        14,028          13,257            16,015           10,519               16,630
                        14,479          13,682            16,676           10,532               17,372
                        15,430          14,581            17,914           10,544               18,751
                        14,851          14,034            17,002           10,564               17,709
                        15,558          14,702            17,865           10,591               18,679
Oct 97                  14,903          14,083            17,354           10,617               18,055
                        14,955          14,133            18,085           10,611               18,891
                        15,000          14,175            18,383           10,598               19,216
                        15,179          14,344            18,591           10,618               19,429
                        16,346          15,447            19,796           10,639               20,830
                        17,116          16,174            20,714           10,659               21,897
                        17,349          16,394            20,913           10,678               22,118
                        16,840          15,914            20,610           10,697               21,737
                        17,389          16,433            21,381           10,710               22,620
                        16,977          16,043            21,180           10,723               22,380
                        14,285          13,499            18,458           10,736               19,144
                        15,177          14,343            19,566           10,749               20,371
Oct 98                  16,029          15,147            20,988           10,774               22,027
                        16,963          16,030            22,145           10,774               23,362
                        18,393          17,382            23,301           10,768               24,708
                        19,497          18,424            24,193           10,794               25,741
                        18,922          17,881            23,475           10,807               24,940
                        20,057          18,954            24,334           10,839               25,938
                        21,070          19,911            25,190           10,918               26,941
                        20,375          19,254            24,634           10,918               26,306
                        21,585          20,398            25,855           10,918               27,766
                        21,037          19,880            25,118           10,951               26,899
                        21,022          19,866            25,005           10,977               26,765
                        21,222          20,054            24,418           11,030               26,031
Oct 99                  22,370          21,139            25,817           11,050               27,679
                        23,808          22,499            26,289           11,056               28,241
                        26,574          25,113            27,670           11,056               29,905
                        26,022          24,591            26,411           11,083               28,403
                        27,664          26,142            25,993           11,148               27,866
                        28,881          27,292            28,317           11,240               30,592
                        27,365          25,860            27,541           11,247               29,671
                        26,574          25,112            27,032           11,253               29,063
                        27,363          25,858            27,689           11,319               29,778
                        26,764          25,292            27,323           11,338               29,313
                        28,517          26,948            28,889           11,351               31,134
                        27,427          25,919            27,534           11,410               29,490
Oct 00                  27,033          25,546            27,448           11,430               29,366
                        24,662          23,305            25,546           11,437               27,052
                        25,377          23,981            25,707           11,430               27,184
                        27,062          25,574            26,571           11,502               28,149
                        24,791          23,428            24,413           11,548               25,582
                        23,254          21,975            23,034           11,574               23,963
                        25,057          23,679            24,635           11,621               25,825
                        25,475          24,074            24,798           11,673               25,998
                        25,541          24,137            24,264           11,693               25,366
                        24,806          23,441            24,104           11,660               25,117
                        23,687          22,384            22,774           11,660               23,545
                        21,266          20,097            21,145           11,713               21,643
Oct 01                  21,868          20,665            21,553           11,673               22,056
                        23,154          21,880            23,013           11,653               23,748
                        23,675          22,373            23,178           11,607               23,957
                        22,924          21,663            22,893           11,634               23,607
                        22,278          21,053            22,518           11,681               23,151
                        23,447          22,158            23,243           11,746               24,022
                        22,348          21,119            22,020           11,812               22,566
                        22,156          20,937            21,893           11,812               22,399
                        20,742          19,601            20,509           11,819               20,804
                        18,960          17,917            19,096           11,832               19,182
                        19,030          17,984            19,241           11,871               19,308
                        17,371          16,416            17,390           11,897               17,209
Oct 02                  18,488          17,471            18,760           11,927               18,724

Average Annual Total Returns as of 10/31/02(1)

Class A Shares                                     1 Year       5 Year           Since Inception
                                                                                  (May 31, 1995)

Fund (not adjusted for sales charge)               -15.45%      4.43%                 8.65%
-------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        -20.08%      3.26%                 7.83%
-------------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                        -12.97%      1.56%                 8.85%
-------------------------------------------------------------------------------------------------------

Class B Shares                                    1 Year        5 Year           Since Inception
                                                                                  (May 31, 1995)

Fund (not adjusted for sales charge)              -16.04%       3.66%                  7.87%
-------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)       -20.08%       3.50%                  7.87%
-------------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                       -12.97%       1.56%                  8.85%
-------------------------------------------------------------------------------------------------------

Class C Shares                                    1 Year        5 Year           Since Inception(6)
                                                                                  (March 1, 2002)

Fund (not adjusted for sales charge)                N/A           N/A                 -17.44%
-------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)         N/A           N/A                 -19.11%
-------------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                         N/A           N/A                 -16.70%
-------------------------------------------------------------------------------------------------------


1 The Portfolio's performance through October 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to November 1, 1996 represents the performance of the respective Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation account that was the predecessor to the Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

2 The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

3 Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months.

4 The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 90% S&P 500 Index and 10% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown as of the Portfolio's inception date and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5 Inflation is measured by the Consumer Price Index for all urban consumers.

6 Since inception returns for Class C shares are not annualized.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.


Performance Review

The SAM STRATEGIC GROWTH PORTFOLIO (Class A shares) returned -15.45% (not adjusted for sales charge) for the 12-month period ended October 31, 2002. Although impacted by heightened market volatility, the Portfolio was able to manage downside risk relative to many high-growth investment options. In addition, longer-term results have been favorable. The Portfolio (Class A shares not adjusted for sales charge) outperformed its benchmark index4 by an average annual rate of nearly 3% for the five-year period ended October 31, 2002.

Economic/Market Review

On the heels of three consecutive bull markets in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which closed the period with very strong performance. U.S. Treasury investments led the way, ahead of corporate and higher-yielding issues. Although defensive value stocks provided a safe haven early in the period, equities presented almost nowhere to hide during the second half of the year, which saw markets retreat across virtually all sectors and around the globe. Nearly every major equity market segment lost value. Utilities, technology, and telecommunications experienced the most dramatic declines. Only the consumer staples sector finished slightly positive for the fiscal year.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems.

Given the weak economy, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues. However, productivity was strong, enabling unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, are catalysts for future profitability. Firms have built earnings leverage, and if demand improves, the results could go directly to their bottom line.

Investment Strategy

The STRATEGIC GROWTH PORTFOLIO is currently diversified among eight funds, representing six major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit losses relative to many single asset class equity investments.

The overall investment strategy for the period was to:

o Favor value-based equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

o Build balanced positions between growth and value holdings at the end of the period

o Allow the relative weight of large-cap stocks to increase given risk considerations of smaller-cap holdings

o Maintain a position in higher-coupon corporate bonds given their historically wide yield differential over Treasuries

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions. We added to the WM EQUITY INCOME FUND early in the period--this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, markets contracted considerably. However, our defensive posture helped temper the effects of negative market sentiment. Although higher-yielding corporate bonds have underperformed the rest of the fixed-income market thus far, we continue to hold them in the belief that they could outperform if the economy improves.

We took advantage of equity valuation movements to adjust the overall style-based stock allocation--a strategy that has added to relative performance.

During periods of significant volatility, we rebuilt positions in the WM GROWTH FUND as valuations became more attractive. We were also able to maintain some relative performance strength despite somewhat weaker results from small-cap growth and large-cap core positions. We began the period overweighted in the core holdings found in the WM GROWTH & INCOME FUND, which we later reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation. Through the course of the year, we allowed the market drift to lower our concentration in the more risky small-cap arena, but we are watching this area closely for potential improvements. In addition, we added to the WM INTERNATIONAL GROWTH FUND as foreign investments appeared relatively attractive, but we have not yet realized gains from this slight shift.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

--------------------------------------------------------------------------------
                              Portfolio Allocation
                           as of October 31, 2002(7)

          Equity Income Fund                                 14%
          Growth & Income Fund                               30%
          West Coast Equity Fund                              9%
          Growth Fund                                        15%
          Mid Cap Stock Fund                                 11%
          Small Cap Stock Fund                                6%
          International Growth Fund                           9%
          High Yield Fund                                     6%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Asset Class Diversification
                           as of October 31, 2002(7)

          Cash Equivalents                                    5%
          U.S. Equity Small Cap                               8%
          U.S. Equity Mid Cap                                22%
          U.S. Equity Large Cap                              45%
          Foreign Equity                                     14%
          Corporate Bonds                                     3%
          Convertible Bonds                                   3%

--------------------------------------------------------------------------------

(7) As of October 31, 2002 and may not reflect current allocations.

                         Conservative Growth Portfolio

              Growth of a $10,000 Investment (Class A shares)(1), (2)

-------------------------------------------------------------------------------------------------------------
                                    Fund (Class A       Fund (Class A
Period                 Capital      shares adjusted      shares not
10/31/92 -              Market        for maximum        adjusted for                           S&P 500
10/31/02             Benchmark(4)   sales charge(3)     sales charge)    Inflation(5)         Index(4)


Oct 92               10,000             9,450             10,000            10,000             10,000
                     10,227             9,665             10,237            10,014             10,337
                     10,363             9,793             10,379            10,007             10,472
                     10,514             9,936             10,492            10,056             10,549
                     10,711            10,122             10,647            10,091             10,691
                     11,028            10,421             10,820            10,127             10,921
                     11,089            10,479             10,658            10,155             10,654
                     11,346            10,722             10,864            10,169             10,941
                     11,346            10,722             10,947            10,183             10,977
                     11,437            10,808             10,930            10,183             10,926
                     11,920            11,265             11,278            10,212             11,342
                     11,950            11,293             11,229            10,233             11,258
Oct 93               12,192            11,521             11,401            10,275             11,487
                     11,889            11,235             11,297            10,282             11,379
                     12,297            11,621             11,412            10,282             11,519
                     12,751            12,050             11,726            10,310             11,904
                     12,479            11,793             11,443            10,345             11,583
                     11,980            11,321             11,010            10,380             11,079
                     12,026            11,364             11,083            10,395             11,223
                     11,904            11,249             11,210            10,402             11,406
                     11,633            10,993             11,008            10,438             11,124
                     11,981            11,322             11,328            10,466             11,493
                     12,298            11,622             11,656            10,508             11,960
                     12,101            11,436             11,407            10,536             11,672
Oct 94               12,297            11,621             11,588            10,543             11,939
                     11,874            11,221             11,282            10,557             11,501
                     11,859            11,207             11,420            10,557             11,669
                     11,814            11,164             11,696            10,599             11,973
                     12,010            11,349             12,097            10,642             12,437
                     12,191            11,521             12,369            10,677             12,805
                     12,418            11,735             12,673            10,712             13,178
                     12,705            12,006             13,171            10,734             13,698
                     13,113            12,391             13,416            10,755             14,020
                     13,701            12,948             13,721            10,755             14,487
                     13,822            13,062             13,796            10,783             14,526
                     14,154            13,375             14,241            10,805             15,135
Oct 95               13,807            13,048             14,261            10,840             15,082
                     14,185            13,405             14,764            10,833             15,746
                     14,548            13,748             15,016            10,825             16,037
                     14,759            13,948             15,408            10,889             16,589
                     15,183            14,348             15,431            10,924             16,748
                     15,500            14,648             15,502            10,981             16,909
                     15,908            15,033             15,636            11,023             17,157
                     16,164            15,275             15,909            11,044             17,600
                     15,862            14,989             16,019            11,051             17,672
                     14,880            14,062             15,534            11,072             16,886
                     15,530            14,676             15,756            11,093             17,244
                     16,013            15,132             16,459            11,128             18,213
Oct 96               15,786            14,918             16,883            11,164             18,712
                     16,274            15,379             17,868            11,185             20,132
                     16,187            15,297             17,573            11,185             19,737
                     16,373            15,473             18,353            11,221             20,963
                     16,134            15,247             18,470            11,256             21,133
                     15,483            14,631             17,870            11,284             20,254
                     15,737            14,871             18,698            11,298             21,463
                     16,722            15,802             19,554            11,291             22,781
                     17,262            16,312             20,234            11,304             23,797
                     18,135            17,138             21,523            11,318             25,686
                     17,451            16,492             20,630            11,339             24,258
                     18,261            17,257             21,513            11,368             25,587
Oct 97               17,531            16,567             21,104            11,396             24,733
                     17,515            16,552             21,818            11,389             25,878
                     17,580            16,613             22,147            11,376             26,323
                     17,782            16,804             22,404            11,397             26,615
                     18,908            17,868             23,529            11,419             28,534
                     19,681            18,598             24,397            11,441             29,995
                     19,933            18,837             24,607            11,461             30,298
                     19,446            18,377             24,380            11,482             29,777
                     19,884            18,790             25,136            11,496             30,986
                     19,498            18,426             24,965            11,509             30,657
                     16,677            15,760             22,561            11,523             26,224
                     17,499            16,537             23,732            11,537             27,905
Oct 98               18,423            17,410             25,044            11,565             30,174
                     19,480            18,409             26,149            11,565             32,002
                     20,893            19,744             27,226            11,558             33,846
                     21,950            20,743             28,081            11,586             35,260
                     21,375            20,199             27,323            11,599             34,164
                     22,653            21,407             28,134            11,634             35,530
                     23,729            22,424             28,925            11,719             36,905
                     23,024            21,758             28,370            11,719             36,034
                     24,265            22,931             29,445            11,719             38,034
                     23,824            22,513             28,765            11,754             36,848
                     23,767            22,459             28,661            11,783             36,663
                     23,992            22,673             28,211            11,839             35,659
Oct 99               25,154            23,770             29,492            11,860             37,916
                     26,577            25,116             29,911            11,867             38,686
                     29,309            27,697             31,101            11,867             40,964
                     28,615            27,041             29,975            11,896             38,908
                     30,040            28,388             29,687            11,966             38,173
                     31,407            29,679             31,837            12,064             41,906
                     30,097            28,442             31,140            12,072             40,645
                     29,326            27,713             30,688            12,079             39,811
                     30,021            28,370             31,409            12,149             40,791
                     29,520            27,897             31,152            12,169             40,154
                     31,197            29,481             32,641            12,184             42,648
                     30,233            28,570             31,495            12,247             40,396
Oct 00               29,906            28,262             31,464            12,268             40,226
                     27,708            26,184             29,881            12,276             37,057
                     28,440            26,876             30,150            12,268             37,238
                     30,126            28,469             31,045            12,346             38,560
                     28,069            26,525             29,145            12,395             35,043
                     26,529            25,164             27,898            12,423             32,825
                     28,213            26,661             29,379            12,473             35,376
                     28,625            27,051             29,570            12,529             35,613
                     28,636            27,061             29,100            12,551             34,747
                     28,141            26,593             29,094            12,515             34,407
                     27,148            25,655             27,919            12,515             32,253
                     25,003            23,628             26,439            12,572             29,647
Oct 01               25,626            24,216             26,957            12,529             30,213
                     26,830            25,354             28,294            12,508             32,531
                     27,246            25,747             28,413            12,459             32,817
                     26,619            25,155             28,192            12,488             32,338
                     26,058            24,624             27,893            12,538             31,714
                     27,092            25,602             28,487            12,608             32,906
                     26,095            24,660             27,444            12,678             30,912
                     25,965            24,536             27,373            12,678             30,683
                     24,612            23,258             26,078            12,686             28,499
                     22,938            21,677             24,751            12,700             26,276
                     23,069            21,800             24,991            12,742             26,449
                     21,489            20,307             23,212            12,770             23,574
Oct 02               22,623            21,379             24,609            12,802             25,649

-------------------------------------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02(1)

Class A Shares                                     1 Year       5 Year           10 Year

Fund (not adjusted for sales charge)               -11.72%      5.23%             8.52%
-------------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        -16.59%      4.05%             7.90%
-------------------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                        - 8.71%      3.12%             9.43%
-------------------------------------------------------------------------------------------------------------

Class B Shares                                     1 Year       5 Year        Since Inception
                                                                              (July 1, 1994)
Fund (not adjusted for sales charge)               -12.46%      4.36%             7.43%
-------------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        -16.65%      4.21%             7.43%
-------------------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                         -8.71%      3.12%            10.14%
-------------------------------------------------------------------------------------------------------------

Class C Shares                                     1 Year       5 Year        Since Inception(6)
                                                                              (March 1, 2002)
Fund (not adjusted for sales charge)                N/A          N/A            -13.72%
-------------------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)         N/A          N/A            -15.43%
-------------------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                         N/A          N/A            -11.77%
-------------------------------------------------------------------------------------------------------------

1 The Portfolio's performance through October 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to November 1, 1996 represents the performance of the respective Sierra Asset Management Account ("SAM Account"), a
  discretionary asset allocation account that was the predecessor to the Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

2 The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

3 Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a
  1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months.

4 The Conservative Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 70%
  S&P 500 Index and 30% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular
  Portfolio's class of shares. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5 Inflation is measured by the Consumer Price Index for all urban consumers.

6 Since inception returns for Class C shares are not annualized.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance Review

The SAM CONSERVATIVE GROWTH PORTFOLIO (Class A shares) returned -11.72% (not adjusted for sales charge) for the 12-month period ended October 31, 2002. Although impacted by heightened market volatility, the Portfolio was able to manage downside risk relative to many equity market indices for the period. Longer-term results have also been favorable. The Portfolio (Class A shares not adjusted for sales charge) outperformed its benchmark index4 by an average annual rate of more than 2% for the five-year period ended October 31, 2002.

Economic/Market Review

On the heels of three consecutive bull markets in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which closed the period with very strong performance. U.S. Treasury investments led the way ahead of corporate and higher-yielding issues. Although defensive value stocks provided a safe haven early in the period, equities presented almost nowhere to hide during the second half of the year, which saw markets retreat across virtually all sectors and around the globe. Nearly every major equity market segment lost value. Utilities, technology, and telecommunications experienced the most dramatic declines. Only the consumer staples sector finished slightly positive for the fiscal year.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems.

Given the weak economy, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues. However, productivity was strong, and this enabled unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, are catalysts for future profitability. Firms have built earnings leverage, and if demand improves, the results could go directly to their bottom line.

Investment Strategy

The CONSERVATIVE GROWTH PORTFOLIO is currently diversified among ten funds, representing eight major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit losses relative to many single asset class equity investments.

The overall investment strategy for the period was to:

o Add to risk-managing positions in fixed-income assets and opportunistically shift back into equities as valuations became attractive

o Favor value-based equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

o Build balanced positions between growth and value holdings and across a broad range of company sizes

o Favor corporate bonds given their historically wide yield differential over Treasuries

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions and increasing the Portfolio's fixed-income allocation. We added to the WM EQUITY INCOME FUND early in the period--this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, markets contracted considerably, but our defensive posture helped temper the effects of negative market sentiment.

We took advantage of equity valuation movements to adjust the overall bond and stock allocation--a strategy that has added to relative performance. We were also able to maintain our relative performance strength despite somewhat weaker results from small-cap growth and large-cap core positions. During periods of significant volatility, we rebuilt positions in the WM GROWTH FUND as valuations became more attractive. We also added to the WM INTERNATIONAL GROWTH FUND as foreign investments appeared relatively attractive, but we have not yet realized gains from this slight shift. We began the period overweighted in the core holdings found in the WM GROWTH & INCOME FUND, which we later reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation.

Within the bond portion of the Portfolio, we favored corporate issues found in both the WM INCOME FUND and the WM HIGH YIELD FUND for much of the year. We were a little early into this market segment, which has underperformed the government-backed arena, but we like its outlook given high yield differentials. Although we lowered our overall allocation to bonds near the end of the period, fixed-income positions have generated strong results and helped to manage risk in the very volatile second half of the period.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

--------------------------------------------------------------------------------
                              Portfolio Allocation
                           as of October 31, 2002(7)

          Equity Income Fund                                 13%
          Growth & Income Fund                               25%
          West Coast Equity Fund                              7%
          Growth Fund                                        13%
          Mid Cap Stock Fund                                  8%
          Small Cap Stock Fund                                4%
          International Growth Fund                           7%
          U.S. Govt. Securities Fund                          6%
          Income Fund                                        11%
          High Yield Fund                                     6%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Asset Class Diversification
                           as of October 31, 2002(7)

          Cash Equivalents                                    5%
          Mortgage-Backed                                     7%
          Corporate Bonds                                    10%
          U.S. Treasuries                                     1%
          Convertible Bonds                                   4%
          U.S. Equity Small Cap                               6%
          U.S. Equity Mid Cap                                18%
          U.S. Equity Large Cap                              38%
          Foreign Equity                                     11%

--------------------------------------------------------------------------------

(7) As of October 31, 2002 and may not reflect current allocations.

                                                              Balanced Portfolio

                                    Growth of a $10,000 Investment (Class A shares)(1),(2)
----------------------------------------------------------------------------------------------------------------------------
                                    Fund (Class A       Fund (Class A
Period                 Capital      shares adjusted      shares not                                          Lehman Brothers
10/31/92 -              Market        for maximum        adjusted for                          S&P 500          Aggregate
10/31/02             Benchmark(4)   sales charge(3)     sales charge)    Inflation(5)         Index(4)        Bond Index(4)


Oct 92               10,000             9,450             10,000            10,000             10,000            10,000
                     10,155             9,596             10,170            10,014             10,337            10,002
                     10,282             9,716             10,317            10,007             10,472            10,161
                     10,408             9,836             10,455            10,056             10,549            10,356
                     10,592            10,009             10,617            10,091             10,691            10,537
                     10,873            10,275             10,754            10,127             10,921            10,582
                     11,028            10,421             10,660            10,155             10,654            10,656
                     11,225            10,608             10,812            10,169             10,941            10,670
                     11,253            10,634             10,927            10,183             10,977            10,863
                     11,338            10,714             10,933            10,183             10,926            10,925
                     11,704            11,060             11,237            10,212             11,342            11,116
                     11,732            11,087             11,211            10,233             11,258            11,146
Oct 93               11,929            11,273             11,345            10,275             11,487            11,187
                     11,647            11,007             11,243            10,282             11,379            11,092
                     11,943            11,286             11,342            10,282             11,519            11,152
                     12,337            11,659             11,609            10,310             11,904            11,302
                     12,085            11,420             11,351            10,345             11,583            11,106
                     11,606            10,968             10,964            10,380             11,079            10,831
                     11,564            10,928             10,991            10,395             11,223            10,745
                     11,452            10,822             11,080            10,402             11,406            10,744
                     11,226            10,609             10,932            10,438             11,124            10,720
                     11,579            10,942             11,222            10,466             11,493            10,933
                     11,819            11,169             11,457            10,508             11,960            10,946
                     11,593            10,955             11,235            10,536             11,672            10,786
Oct 94               11,719            11,075             11,358            10,543             11,939            10,776
                     11,382            10,756             11,137            10,557             11,501            10,752
                     11,395            10,769             11,256            10,557             11,669            10,826
                     11,424            10,796             11,514            10,599             11,973            11,041
                     11,664            11,022             11,874            10,642             12,437            11,303
                     11,819            11,169             12,086            10,677             12,805            11,372
                     12,059            11,396             12,347            10,712             13,178            11,532
                     12,439            11,755             12,829            10,734             13,698            11,978
                     12,636            11,941             13,027            10,755             14,020            12,065
                     13,017            12,301             13,230            10,755             14,487            12,039
                     13,143            12,420             13,328            10,783             14,526            12,184
                     13,382            12,646             13,672            10,805             15,135            12,303
Oct 95               13,270            12,540             13,736            10,840             15,082            12,463
                     13,622            12,872             14,142            10,833             15,746            12,650
                     13,861            13,099             14,371            10,825             16,037            12,827
                     14,030            13,259             14,665            10,889             16,589            12,911
                     14,129            13,351             14,608            10,924             16,748            12,687
                     14,185            13,405             14,627            10,981             16,909            12,598
                     14,411            13,618             14,694            11,023             17,157            12,527
                     14,509            13,711             14,869            11,044             17,600            12,502
                     14,395            13,604             15,000            11,051             17,672            12,670
                     13,922            13,156             14,687            11,072             16,886            12,704
                     14,214            13,432             14,830            11,093             17,244            12,682
                     14,649            13,843             15,376            11,128             18,213            12,903
Oct 96               14,733            13,922             15,758            11,164             18,712            13,189
                     15,226            14,389             16,490            11,185             20,132            13,415
                     15,127            14,295             16,253            11,185             19,737            13,290
                     15,369            14,524             16,783            11,221             20,963            13,331
                     15,308            14,466             16,872            11,256             21,133            13,365
                     14,908            14,088             16,426            11,284             20,254            13,216
                     15,200            14,364             17,041            11,298             21,463            13,415
                     15,839            14,968             17,645            11,291             22,781            13,542
                     16,198            15,307             18,145            11,304             23,797            13,703
                     17,016            16,081             19,110            11,318             25,686            14,073
                     16,474            15,568             18,499            11,339             24,258            13,954
                     17,027            16,091             19,142            11,368             25,587            14,160
Oct 97               16,528            15,619             18,962            11,396             24,733            14,365
                     16,550            15,639             19,444            11,389             25,878            14,432
                     16,664            15,747             19,708            11,376             26,323            14,577
                     16,872            15,944             19,945            11,397             26,615            14,764
                     17,665            16,694             20,657            11,419             28,534            14,752
                     18,229            17,226             21,221            11,441             29,995            14,802
                     18,435            17,421             21,382            11,461             30,298            14,879
                     18,197            17,196             21,301            11,482             29,777            15,021
                     18,515            17,497             21,825            11,496             30,986            15,148
                     18,325            17,317             21,731            11,509             30,657            15,180
                     16,413            15,511             20,338            11,523             26,224            15,428
                     16,948            16,016             21,227            11,537             27,905            15,789
Oct 98               17,620            16,651             22,034            11,565             30,174            15,705
                     18,367            17,357             22,765            11,565             32,002            15,794
                     19,377            18,311             23,455            11,558             33,846            15,842
                     20,084            18,979             24,030            11,586             35,260            15,954
                     19,620            18,541             23,446            11,599             34,164            15,675
                     20,417            19,294             23,980            11,634             35,530            15,761
                     21,154            19,990             24,484            11,719             36,905            15,812
                     20,646            19,511             24,087            11,719             36,034            15,673
                     21,472            20,291             24,716            11,719             38,034            15,622
                     21,182            20,017             24,278            11,754             36,848            15,557
                     21,138            19,975             24,213            11,783             36,663            15,549
                     21,324            20,151             24,021            11,839             35,659            15,729
Oct 99               22,053            20,840             24,826            11,860             37,916            15,788
                     22,946            21,684             25,077            11,867             38,686            15,786
                     24,603            23,250             25,757            11,867             40,964            15,710
                     24,079            22,754             25,066            11,896             38,908            15,658
                     24,926            23,555             24,981            11,966             38,173            15,848
                     25,868            24,446             26,367            12,064             41,906            16,057
                     25,144            23,761             25,932            12,072             40,645            16,010
                     24,737            23,376             25,660            12,079             39,811            16,002
                     25,259            23,869             26,243            12,149             40,791            16,335
                     24,983            23,609             26,156            12,169             40,154            16,484
                     26,130            24,693             27,158            12,184             42,648            16,723
                     25,550            24,145             26,528            12,247             40,396            16,828
Oct 00               25,387            23,990             26,560            12,268             40,226            16,939
                     24,082            22,757             25,731            12,276             37,057            17,217
                     24,619            23,265             26,032            12,268             37,238            17,537
                     25,855            24,433             26,706            12,346             38,560            17,823
                     24,606            23,252             25,606            12,395             35,043            17,978
                     23,735            22,429             24,858            12,423             32,825            18,068
                     24,637            23,282             25,773            12,473             35,376            17,992
                     24,962            23,589             25,938            12,529             35,613            18,100
                     25,004            23,629             25,671            12,551             34,747            18,169
                     24,847            23,480             25,832            12,515             34,407            18,576
                     24,327            22,989             25,171            12,515             32,253            18,790
                     23,019            21,753             24,300            12,572             29,647            19,008
Oct 01               23,525            22,231             24,786            12,529             30,213            19,405
                     24,231            22,898             25,567            12,508             32,531            19,137
                     24,495            23,148             25,598            12,459             32,817            19,015
                     24,137            22,810             25,516            12,488             32,338            19,169
                     23,845            22,534             25,393            12,538             31,714            19,355
                     24,472            23,126             25,660            12,608             32,906            19,033
                     23,946            22,629             25,131            12,678             30,912            19,403
                     23,884            22,570             25,146            12,678             30,683            19,567
                     23,015            21,749             24,359            12,686             28,499            19,738
                     21,894            20,690             23,558            12,700             26,276            19,977
                     22,062            20,849             23,834            12,742             26,449            20,314
                     20,992            19,838             22,732            12,770             23,574            20,643
Oct 02               21,801            20,601             23,680            12,802             25,649            20,548

-----------------------------------------------------------------------------------------------------------------------------


Average Annual Total Returns as of 10/31/02(1)

Average Annual Total Returns as of 10/31/02(1)

Class A Shares                                     1 Year       5 Year           10 Year

Fund (not adjusted for sales charge)               -7.32%        5.70%            8.11%
-----------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)       -12.44%        4.51%            7.51%
-----------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                        -4.47%        4.54%            8.99%
-----------------------------------------------------------------------------------------------

Class B Shares                                     1 Year       5 Year      Since Inception
                                                                            (July 1, 1994)
Fund (not adjusted for sales charge)               -8.03%        4.91%            7.37%
-----------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)       -12.43%        4.76%            7.37%
-----------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                        -4.47%        4.54%            9.71%
-----------------------------------------------------------------------------------------------

Class C Shares                                     1 Year       5 Year      Since Inception(6)
                                                                            (March 1, 2002)
Fund (not adjusted for sales charge)                 N/A          N/A            -9.00%
-----------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)          N/A          N/A           -10.76%
-----------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                          N/A          N/A            -6.75%
-----------------------------------------------------------------------------------------------


1  The Portfolio's performance through October 31, 1998 benefited from the agreement of WM
   Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to
   November 1, 1996 represents the performance of the respective Sierra Asset Management
   Account ("SAM Account"), a discretionary asset allocation account that was the predecessor to the Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the
   Investment Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

2  The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

3  Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first 12 months.

4  The Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 50% S&P
   500 Index and 50% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's class of shares. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5  Inflation is measured by the Consumer Price Index for all urban consumers.

6  Since inception returns for Class C shares are not annualized.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.


Performance Review

The SAM BALANCED PORTFOLIO (Class A shares) returned -7.32% (not adjusted for sales charge) for the 12-month period ended October 31, 2002. Although impacted by heightened market volatility, the Portfolio was able to manage downside risk relative to many equity market indices for the period. Longer-term results have also been favorable. The Portfolio (Class A shares not adjusted for sales charge) outperformed its benchmark index4 by an average annual rate of 1.16% for the five-year period ended October 31, 2002.

Economic/Market Review

On the heels of three consecutive bull markets in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which closed the period with very strong performance. U.S. Treasury investments led the way ahead of corporate and higher-yielding issues. Although defensive value stocks provided a safe haven early in the period, equities presented almost nowhere to hide during the second half of the year, which saw markets retreat across virtually all sectors and around the globe. Nearly every major equity market segment lost value. Utilities, technology, and telecommunications experienced the most dramatic declines. Only the consumer staples sector finished slightly positive for the fiscal year.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems.

Given the weak economy, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues. However, productivity was strong, and this enabled unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, are catalysts for future profitability. Firms have built earnings leverage, and if demand improves, the results could go directly to their bottom line.

Investment Strategy

The BALANCED PORTFOLIO is currently diversified among eleven funds, representing eight major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit losses relative to many single asset class equity investments.

The overall investment strategy for the period was to:

o Build risk-managing positions in fixed-income assets and opportunistically shift back into equities as valuations became attractive

o Favor value-based equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

o Build balanced positions between growth and value holdings and across a broad range of company sizes

o Favor corporate bonds given their historically wide yield differential over Treasuries

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions and increasing the Portfolio's fixed-income allocation. We added to the WM EQUITY INCOME FUND early in the period--this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, markets contracted considerably, but our defensive posture helped temper the effects of negative market sentiment.

We took advantage of equity valuation movements to adjust the overall bond and stock allocation--a strategy that has added to relative performance. We were also able to maintain our relative performance strength despite somewhat weaker results from small-cap growth and large-cap core positions. During periods of significant volatility, we rebuilt positions in the WM GROWTH FUND as valuations became more attractive. We began the period overweighted in the core holdings found in the WM GROWTH & INCOME FUND, which we later reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation.

Within the bond portion of the Portfolio, we favored corporate issues found in both the WM INCOME FUND and the WM HIGH YIELD FUND. We were a little early into this market segment, which has underperformed the government-backed arena, but we like its outlook given high yield differentials. Our positions in fixed income have generated strong results and helped to manage risk in the very volatile second half of the period.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak conumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

--------------------------------------------------------------------------------
                              Portfolio Allocation
                           as of October 31, 2002(7)

          Equity Income Fund                                 10%
          Growth & Income Fund                               18%
          West Coast Equity Fund                              5%
          Growth Fund                                        10%
          Mid Cap Stock Fund                                  6%
          Small Cap Stock Fund                                3%
          International Growth Fund                           5%
          Short Term Income Fund                              3%
          U.S. Govt. Securities Fund                         15%
          Income Fund                                        19%
          High Yield Fund                                     6%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Asset Class Diversification
                           as of October 31, 2002(7)

          Cash Equivalents                                    8%
          Mortgage-Backed                                    16%
          Corporate Bonds                                    15%
          U.S. Treasuries                                     3%
          Convertible Bonds                                   5%
          U.S. Equity Small Cap                               5%
          U.S. Equity Mid Cap                                13%
          U.S. Equity Large Cap                              27%
          Foreign Equity                                      8%

--------------------------------------------------------------------------------

(7) As of October 31, 2002 and may not reflect current allocations.

                                                Conservative Balanced Portfolio*

                                    Growth of a $10,000 Investment (Class A shares)(1),(2)
----------------------------------------------------------------------------------------------------------------------------
                                    Fund (Class A       Fund (Class A
Period                 Capital      shares adjusted      shares not                                          Lehman Brothers
10/31/92 -              Market        for maximum        adjusted for                          S&P 500          Aggregate
10/31/02             Benchmark(4)   sales charge(3)     sales charge)    Inflation(5)         Index(4)        Bond Index(4)

Oct 92                 10,000           9,450            10,000          10,000               10,000          10,000
                       10,024           9,473            10,103          10,014               10,337          10,002
                       10,180           9,620            10,256          10,007               10,472          10,161
                       10,362           9,792            10,416          10,056               10,549          10,356
                       10,554           9,974            10,585          10,091               10,691          10,537
                       10,614          10,031            10,685          10,127               10,921          10,582
                       10,687          10,099            10,659          10,155               10,654          10,656
                       10,759          10,168            10,755          10,169               10,941          10,670
                       10,952          10,350            10,902          10,183               10,977          10,863
                       11,036          10,429            10,931          10,183               10,926          10,925
                       11,229          10,612            11,190          10,212               11,342          11,116
                       11,217          10,600            11,187          10,233               11,258          11,146
Oct 93                 11,313          10,691            11,284          10,275               11,487          11,187
                       11,205          10,589            11,185          10,282               11,379          11,092
                       11,241          10,622            11,268          10,282               11,519          11,152
                       11,422          10,794            11,488          10,310               11,904          11,302
                       11,144          10,531            11,255          10,345               11,583          11,106
                       10,759          10,167            10,914          10,380               11,079          10,831
                       10,590          10,007            10,895          10,395               11,223          10,745
                       10,518          99,390            10,948          10,402               11,406          10,744
                       10,458          98,830            10,849          10,438               11,124          10,720
                       10,687          10,099            11,108          10,466               11,493          10,933
                       10,639          10,054            11,254          10,508               11,960          10,946
                       10,482          99,060            11,057          10,536               11,672          10,786
Oct 94                 10,458          98,830            11,126          10,543               11,939          10,776
                       10,471          98,950            10,985          10,557               11,501          10,752
                       10,398          98,270            11,086          10,557               11,669          10,826
                       10,543          99,630            11,327          10,599               11,973          11,041
                       10,749          10,157            11,648          10,642               12,437          11,303
                       10,809          10,214            11,800          10,677               12,805          11,372
                       10,954          10,351            12,018          10,712               13,178          11,532
                       11,399          10,772            12,486          10,734               13,698          11,978
                       11,412          10,784            12,638          10,755               14,020          12,065
                       11,364          10,739            12,746          10,755               14,487          12,039
                       11,545          10,910            12,864          10,783               14,526          12,184
                       11,642          11,001            13,114          10,805               15,135          12,303
Oct 95                 11,810          11,161            13,219          10,840               15,082          12,463
                       11,979          11,321            13,532          10,833               15,746          12,650
                       12,136          11,469            13,739          10,825               16,037          12,827
                       12,197          11,526            13,944          10,889               16,589          12,911
                       11,943          11,286            13,814          10,924               16,748          12,687
                       11,835          11,184            13,786          10,981               16,909          12,598
                       11,751          11,104            13,793          11,023               17,157          12,527
                       11,726          11,081            13,880          11,044               17,600          12,502
                       11,847          11,195            14,027          11,051               17,672          12,670
                       11,896          11,242            13,866          11,072               16,886          12,704
                       11,924          11,268            13,938          11,093               17,244          12,682
                       12,189          11,518            14,342          11,128               18,213          12,903
Oct 96                 12,508          11,820            14,684          11,164               18,712          13,189
                       12,702          12,003            15,193          11,185               20,132          13,415
                       12,627          11,932            15,005          11,185               19,737          13,290
                       12,633          11,938            15,317          11,221               20,963          13,331
                       12,696          11,998            15,381          11,256               21,133          13,365
                       12,560          11,870            15,071          11,284               20,254          13,216
                       12,700          12,001            15,499          11,298               21,463          13,415
                       12,814          12,109            15,888          11,291               22,781          13,542
                       12,954          12,241            16,232          11,304               23,797          13,703
                       13,287          12,556            16,925          11,318               25,686          14,073
                       13,171          12,447            16,543          11,339               24,258          13,954
                       13,338          12,605            16,986          11,368               25,587          14,160
Oct 97                 13,508          12,765            16,988          11,396               24,733          14,365
                       13,547          12,802            17,279          11,389               25,878          14,432
                       13,668          12,916            17,489          11,376               26,323          14,577
                       13,810          13,050            17,704          11,397               26,615          14,764
                       13,800          13,041            18,078          11,419               28,534          14,752
                       13,833          13,072            18,398          11,441               29,995          14,802
                       13,893          13,129            18,521          11,461               30,298          14,879
                       13,994          13,224            18,549          11,482               29,777          15,021
                       14,082          13,308            18,885          11,496               30,986          15,148
                       14,103          13,328            18,853          11,509               30,657          15,180
                       14,143          13,365            18,249          11,523               26,224          15,428
                       14,303          13,516            18,899          11,537               27,905          15,789
Oct 98                 14,217          13,435            19,290          11,565               30,174          15,705
                       14,380          13,589            19,719          11,565               32,002          15,794
                       14,389          13,598            20,101          11,558               33,846          15,842
                       14,500          13,702            20,453          11,586               35,260          15,954
                       14,342          13,553            20,011          11,599               34,164          15,675
                       14,438          13,644            20,329          11,634               35,530          15,761
                       14,573          13,772            20,612          11,719               36,905          15,812
                       14,512          13,714            20,340          11,719               36,034          15,673
                       14,493          13,696            20,633          11,719               38,034          15,622
                       14,477          13,681            20,379          11,754               36,848          15,557
                       14,466          13,670            20,342          11,783               36,663          15,549
                       14,606          13,803            20,340          11,839               35,659          15,729
Oct 99                 14,630          13,825            20,779          11,860               37,916          15,788
                       14,671          13,864            20,904          11,867               38,686          15,786
                       14,675          13,868            21,203          11,867               40,964          15,710
                       14,659          13,853            20,834          11,896               38,908          15,658
                       14,775          13,962            20,892          11,966               38,173          15,848
                       14,906          14,086            21,699          12,064               41,906          16,057
                       14,882          14,064            21,458          12,072               40,645          16,010
                       14,829          14,013            21,319          12,079               39,811          16,002
                       15,082          14,253            21,788          12,149               40,791          16,335
                       15,186          14,351            21,825          12,169               40,154          16,484
                       15,706          14,842            22,453          12,184               42,648          16,723
                       15,511          14,658            22,197          12,247               40,396          16,828
Oct 00                 15,440          14,590            22,273          12,268               40,226          16,939
                       14,953          14,131            22,001          12,276               37,057          17,217
                       15,260          14,420            22,320          12,268               37,238          17,537
                       15,884          15,010            22,813          12,346               38,560          17,823
                       15,420          14,572            22,327          12,395               35,043          17,978
                       15,084          14,254            21,981          12,423               32,825          18,068
                       15,444          14,595            22,430          12,473               35,376          17,992
                       15,599          14,741            22,569          12,529               35,613          18,100
                       15,608          14,750            22,465          12,551               34,747          18,169
                       15,668          14,806            22,750          12,515               34,407          18,576
                       15,520          14,667            22,507          12,515               32,253          18,790
                       14,983          14,159            22,144          12,572               29,647          19,008
Oct 01                 15,287          14,447            22,596          12,529               30,213          19,405
                       15,538          14,684            22,899          12,508               32,531          19,137
                       15,594          14,736            22,855          12,459               32,817          19,015
                       15,522          14,669            22,885          12,488               32,338          19,169
                       15,466          14,616            22,908          12,538               31,714          19,355
                       15,666          14,804            22,901          12,608               32,906          19,033
                       15,550          14,695            22,796          12,678               30,912          19,403
                       15,567          14,711            22,880          12,678               30,683          19,567
                       15,200          14,364            22,530          12,686               28,499          19,738
                       14,750          13,939            22,194          12,700               26,276          19,977
                       14,883          14,064            22,501          12,742               26,449          20,314
                       14,464          13,669            22,021          12,770               23,574          20,643
Oct 02                 14,817          14,002            22,532          12,802               25,649          20,548


----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Average Annual Total Returns as of 10/31/02(1)

Average Annual Total Returns as of 10/31/02(1)

Class A Shares                                     1 Year       5 Year           10 Year

Fund (not adjusted for sales charge)               -3.06%       1.86%             4.01%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        -8.40%       0.72%             3.42%
------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                        -0.28%       5.80%             8.46%
------------------------------------------------------------------------------------------------

Class B Shares                                     1 Year       5 Year       Since Inception
                                                                              (July 1, 1994)

Fund (not adjusted for sales charge)               -3.77%       1.10%             3.21%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        -8.45%       0.94%             3.21%
------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                        -0.28%       5.80%             9.16%
------------------------------------------------------------------------------------------------

Class C Shares                                     1 Year       5 Year       Since Inception(6)
                                                                             (March 1, 2002)
Fund (not adjusted for sales charge)               N/A            N/A            -4.70%
------------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        N/A            N/A            -6.54%
------------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                        N/A            N/A            -1.64%
------------------------------------------------------------------------------------------------

*  AS OF 8/1/00, THE INCOME PORTFOLIO BECAME THE CONSERVATIVE BALANCED PORTFOLIO. THE
   PORTFOLIO'S OBJECTIVES AND STRATEGIES HAVE CHANGED, AND THIS INFORMATION SHOULD BE TAKEN INTO
   CONSIDERATION WHEN REVIEWING PAST PERFORMANCE.

1  The Portfolio's performance through October 31, 2002, benefited from the agreement of WM
   Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to
   November 1, 1996 represents the performance of the respective Sierra Asset Management Account
   ("SAM Account"), a discretionary asset allocation account that was the predecessor to the
   Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment
   Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

2  The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

3  Class A shares have a maximum sales charge of 5.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first
   12 months.

4  The Conservative Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is:
   30% S&P 500 Index and 70% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown for the ten-year period or from the inception of the particular Portfolio's class of shares. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5  Inflation is measured by the Consumer Price Index for all urban consumers.

6  Since inception returns for Class C shares are not annualized.

Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.

Performance Review

The SAM CONSERVATIVE BALANCED PORTFOLIO (Class A shares) returned -3.06% (not adjusted for sales charge) for the 12-month period ended October 31, 2002. Although impacted by the heightened market volatility, the Portfolio benefited from its large weighting in fixed-income investments, which tempered losses. As of August 1, 2000, the Portfolio was repositioned to take advantage of the growth potential of equity investments. Because there was a significant change in investment objective, long-term performance comparisons may not be relevant.

Economic/Market Review

On the heels of three consecutive bull markets in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America. Although defensive value stocks provided a safe haven early in the period, equities presented almost nowhere to hide during the second half of the year, which saw markets retreat across virtually all sectors and around the globe.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which closed the period with very strong performance. U.S. Treasury investments led the way ahead of corporate and higher-yielding issues. These corporate issues are a little more sensitive to economic and balance sheet conditions than government-backed securities, and performance was held back by rising default rates and generally weakening credit conditions. Despite the underperformance, higher-quality corporate bonds still generated positive results as interest rates dropped considerably.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems. Despite the record refinancing, mortgage-backed securities held up well during the year, providing strong gains in the second half of the period.

Given the weak economy, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues. However, productivity was strong, and this enabled unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, are catalysts for future profitability. Firms have built earnings leverage, and if demand improves, the results could go directly to their bottom line.

Investment Strategy

The CONSERVATIVE BALANCED PORTFOLIO is currently diversified among eleven funds, representing nine major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit losses relative to many single asset class equity investments.

The overall investment strategy for the period was to:

o Build risk-managing positions in fixed-income assets and opportunistically shift back into equities as valuations became attractive

o Favor corporate bonds given their historically wide yield differential over Treasuries

o Favor value-based equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

o Build balanced positions between growth and value holdings and across a broad range of company sizes

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions and increasing the Portfolio's fixed-income allocation. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, equity markets contracted considerably, but our defensive posture helped temper the effects of negative market sentiment. At the same time, bonds enjoyed a strong rally as yields declined. We favored corporate issues found in both the WM INCOME FUND and the WM HIGH YIELD FUND. We were a little early into this market segment, which has underperformed the government-backed arena, but we like its outlook given high yield differentials. Our positions in fixed income have generated strong results and helped to manage risk in the very volatile second half of the period. The mortgage-backed securities found in the WM U.S. GOVERNMENT SECURITIES FUND boosted overall results as the sector provided stronger results than are normally expected during a refinancing boom of the magnitude we saw during the year.

We added to the WM EQUITY INCOME FUND early in the period--this tactic boosted relative performance as growth positions struggled to gain footing and value stocks led the market. We also took advantage of equity valuation movements to adjust the overall bond and stock allocation--a strategy that has also added to relative performance. During periods of significant volatility, we rebuilt positions in the WM GROWTH FUND as valuations became more attractive. We began the period overweighted in the core holdings found in the WM GROWTH & INCOME FUND, which we later reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.

--------------------------------------------------------------------------------
                              Portfolio Allocation
                           as of October 31, 2002(7)

          Equity Income Fund                                  7%
          Growth & Income Fund                               11%
          West Coast Equity Fund                              3%
          Growth Fund                                         7%
          Mid Cap Stock Fund                                  4%
          Small Cap Stock Fund                                2%
          International Growth Fund                           3%
          Short Term Income Fund                              7%
          U.S. Govt. Securities Fund                         20%
          Income Fund                                        29%
          High Yield Fund                                     7%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Asset Class Diversification
                           as of October 31, 2002(7)

          Cash Equivalents                                    5%
          Mortgage-Backed                                    24%
          U.S. Treasuries                                     5%
          Corporate Bonds                                    24%
          Asset-Backed                                        1%
          Convertible Bonds                                   6%
          U.S. Equity Small Cap                               3%
          U.S. Equity Mid Cap                                 9%
          U.S. Equity Large Cap                              18%
          Foreign Equity                                      5%

--------------------------------------------------------------------------------

(7) As of October 31, 2002 and may not reflect current allocations.

                           Flexible Income Portfolio

                                    Growth of a $10,000 Investment (Class A shares)(1),(2)
----------------------------------------------------------------------------------------------------------------------------
                                                Fund (Class A          Fund (Class A
Period                             Capital      shares adjusted          shares not                        Lehman Brothers
 3/31/93 -                          Market        for maximum           adjusted for                         Aggregate
10/31/02                         Benchmark(4)   sales charge(3)        sales charge)     Inflation(5)       Bond Index(4)

Inception                           10,000             9,550             10,000            10,000             10,000
3/31/93                              9,976             9,527             10,039            10,028             10,070
                                    10,123             9,667             10,078            10,042             10,083
                                    10,256             9,795             10,245            10,056             10,266
                                    10,305             9,842             10,294            10,056             10,324
                                    10,537            10,063             10,495            10,084             10,505
                                    10,562            10,086             10,513            10,105             10,533
Oct 93                              10,671            10,191             10,570            10,147             10,572
                                    10,537            10,063             10,479            10,154             10,482
                                    10,647            10,167             10,543            10,154             10,539
                                    10,866            10,377             10,706            10,181             10,681
                                    10,634            10,156             10,509            10,216             10,495
                                    10,306             9,842             10,230            10,251             10,236
                                    10,172             9,714             10,170            10,265             10,154
                                    10,038             9,586             10,185            10,272             10,153
                                     9,904             9,458             10,139            10,307             10,131
                                    10,136             9,680             10,354            10,335             10,332
                                    10,221             9,761             10,408            10,376             10,345
                                    10,087             9,633             10,245            10,404             10,193
Oct 94                              10,123             9,668             10,261            10,412             10,184
                                    10,026             9,575             10,202            10,425             10,161
                                     9,990             9,541             10,281            10,425             10,231
                                    10,136             9,680             10,491            10,467             10,434
                                    10,379             9,912             10,756            10,509             10,682
                                    10,477            10,005             10,847            10,543             10,747
                                    10,659            10,179             11,015            10,578             10,898
                                    11,085            10,587             11,443            10,599             11,320
                                    11,171            10,668             11,545            10,621             11,402
                                    11,317            10,808             11,561            10,621             11,377
                                    11,476            10,959             11,690            10,648             11,515
                                    11,647            11,123             11,841            10,670             11,626
Oct 95                              11,647            11,123             11,976            10,705             11,778
                                    11,890            11,355             12,191            10,697             11,954
                                    12,085            11,541             12,367            10,690             12,122
                                    12,133            11,587             12,484            10,753             12,202
                                    12,036            11,495             12,300            10,787             11,989
                                    12,024            11,483             12,235            10,843             11,905
                                    12,048            11,506             12,191            10,886             11,839
                                    12,072            11,529             12,201            10,906             11,815
                                    12,121            11,575             12,353            10,913             11,973
                                    12,191            11,642             12,328            10,934             12,006
                                    12,237            11,687             12,336            10,954             11,985
                                    12,505            11,943             12,599            10,989             12,194
Oct 96                              12,724            12,152             12,885            11,025             12,465
                                    13,094            12,505             13,181            11,045             12,678
                                    13,018            12,433             13,045            11,045             12,560
                                    13,196            12,602             13,162            11,081             12,599
                                    13,232            12,637             13,203            11,115             12,630
                                    13,043            12,456             13,016            11,143             12,490
                                    13,222            12,627             13,270            11,156             12,677
                                    13,439            12,834             13,465            11,150             12,798
                                    13,592            12,980             13,669            11,163             12,950
                                    14,041            13,409             14,109            11,176             13,300
                                    13,882            13,257             13,923            11,198             13,187
                                    14,123            13,488             14,185            11,226             13,382
Oct 97                              14,133            13,497             14,323            11,254             13,576
                                    14,208            13,569             14,449            11,247             13,638
                                    14,357            13,711             14,605            11,233             13,776
                                    14,487            13,835             14,789            11,255             13,952
                                    14,695            14,034             14,885            11,276             13,941
                                    14,870            14,201             15,007            11,298             13,989
                                    14,944            14,272             15,092            11,318             14,061
                                    14,937            14,265             15,195            11,338             14,195
                                    15,097            14,417             15,373            11,352             14,316
                                    15,006            14,331             15,385            11,366             14,346
                                    14,434            13,785             15,388            11,379             14,580
                                    14,820            14,153             15,811            11,393             14,921
Oct 98                              15,058            14,381             15,865            11,420             14,842
                                    15,387            14,694             16,043            11,420             14,926
                                    15,699            14,993             16,179            11,413             14,971
                                    15,997            15,277             16,351            11,441             15,077
                                    15,769            15,059             16,042            11,454             14,813
                                    16,037            15,315             16,186            11,489             14,895
                                    16,365            15,629             16,296            11,573             14,943
                                    16,235            15,504             16,128            11,573             14,811
                                    16,403            15,665             16,172            11,573             14,764
                                    16,269            15,537             16,060            11,607             14,702
                                    16,173            15,445             16,046            11,635             14,694
                                    16,239            15,508             16,169            11,691             14,865
Oct 99                              16,473            15,732             16,326            11,712             14,920
                                    16,694            15,943             16,357            11,719             14,918
                                    17,039            16,273             16,383            11,719             14,847
                                    16,847            16,089             16,252            11,747             14,798
                                    17,030            16,264             16,399            11,817             14,977
                                    17,466            16,680             16,754            11,914             15,174
                                    17,309            16,530             16,661            11,921             15,130
                                    17,212            16,438             16,619            11,928             15,123
                                    17,496            16,709             16,971            11,997             15,437
                                    17,514            16,726             17,083            12,017             15,578
                                    17,999            17,189             17,413            12,032             15,804
                                    17,900            17,094             17,420            12,094             15,903
Oct 00                              17,884            17,079             17,516            12,115             16,008
                                    17,580            16,789             17,637            12,122             16,271
                                    17,905            17,099             17,940            12,115             16,573
                                    18,539            17,705             18,266            12,191             16,844
                                    18,237            17,416             18,243            12,240             16,990
                                    17,969            17,160             18,210            12,268             17,075
                                    18,204            17,385             18,283            12,317             17,003
                                    18,357            17,531             18,394            12,373             17,105
                                    18,388            17,561             18,413            12,394             17,170
                                    18,574            17,738             18,766            12,359             17,555
                                    18,540            17,706             18,843            12,359             17,757
                                    18,194            17,375             18,888            12,415             17,963
Oct 01                              18,537            17,703             19,279            12,372             18,338
                                    18,651            17,811             19,189            12,351             18,085
                                    18,675            17,834             19,095            12,303             17,970
                                    18,688            17,847             19,205            12,332             18,115
                                    18,699            17,858             19,336            12,381             18,291
                                    18,783            17,938             19,119            12,450             17,987
                                    18,800            17,954             19,337            12,520             18,336
                                    18,853            18,004             19,471            12,520             18,492
                                    18,583            17,747             19,484            12,527             18,653
                                    18,241            17,420             19,545            12,541             18,879
                                    18,438            17,609             19,856            12,583             19,198
                                    18,210            17,390             19,929            12,610             19,509
Oct 02                              18,465            17,634             20,023            12,642             19,419

------------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/02(1)

Class A Shares                                     1 Year       5 Year       Since Inception
                                                                             (March 31, 1993)

Fund (not adjusted for sales charge)               -0.37%        5.50%            6.61%
--------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        -4.81%        4.53%            6.09%
--------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                         3.85%        6.92%            7.50%
--------------------------------------------------------------------------------------------

Class B Shares                                   1 Year         5 Year       Since Inception
                                                                              (July 1, 1994)
Fund (not adjusted for sales charge)               -1.08%        4.73%            6.77%
--------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        -5.82%        4.57%            6.77%
--------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                         3.85%        6.92%            8.50%
--------------------------------------------------------------------------------------------

Class C Shares                                   1 Year        5 Year        Since Inception(6)
                                                                              (March 1, 2002)
Fund (not adjusted for sales charge)               N/A           N/A             -1.78%
--------------------------------------------------------------------------------------------
Fund (adjusted for maximum sales charge)(3)        N/A           N/A             -3.74%
--------------------------------------------------------------------------------------------
Capital Market Benchmark(4)                        N/A           N/A              3.55%
--------------------------------------------------------------------------------------------


1  The Portfolio's performance through October 31, 1999 benefited from the agreement of WM
   Advisors and its affiliates to limit the Portfolio's expenses. Performance shown prior to
   November 1, 1996 represents the performance of the respective Sierra Asset Management Account
   ("SAM Account"), a discretionary asset allocation account that was the predecessor to the
   Portfolio. As indicated, the SAM Account's performance has been adjusted to reflect mutual fund fees and expenses; however, it was not registered as a mutual fund under the Investment
   Company Act of 1940, and therefore was not subject to certain restrictions that may have affected its performance. Performance results assume reinvestment of all capital gains, dividends and other earnings.

2  The performance of Class B and Class C shares was different than what is shown on the graph above for Class A shares, based on the differences in sales loads and fees paid by Class B and Class C shareholders.

3  Class A shares have a maximum sales charge of 4.5%. Class B shares have a contingent deferred sales charge (CDSC) that declines over five years as follows: 5-4-3-2-1-0%. Class C shares have a 1% upfront sales charge and a 1% CDSC, which applies to redemptions within the first
   12 months.

4  The Flexible Income Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is:
   10% S&P 500 Index and 90% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown as of the Portfolio's share class inception date and not from the inception of the index. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5  Inflation is measured by the Consumer Price Index for all urban consumers.

6  Since inception returns for Class C shares are not annualized.

   Note: Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value when you sell your shares may be more or less than your original cost.


Performance Review

The SAM FLEXIBLE INCOME PORTFOLIO (Class A shares) returned -0.37% (not adjusted for sales charge) for the 12-month period ended October 31, 2002. Although impacted by the heightened equity market volatility, the Portfolio benefited from its large weighting in fixed-income investments, which tempered losses.

Economic/Market Review

On the heels of three consecutive bull markets in the late 1990s, stocks hovered in secular bear market territory throughout the period. Economic weakness, corporate accounting and governance scandals, weak earnings, and geopolitical risk factors all sapped investor confidence. Large-scale and heavily reported implosions at several high-profile companies worsened an already fragile investment environment and created intense scrutiny of corporate America. Although defensive value stocks provided a safe haven early in the period, equities presented almost nowhere to hide during the second half of the year, which saw markets retreat across virtually all sectors and around the globe.

Investors' appetite for risk diminished, and capital flowed into investments offering perceived safety and quality. Interest rates fell to 40-year lows, driving bond prices higher and spurring a rally in fixed-income investments, which closed the period with very strong performance. U.S. Treasury investments led the way ahead of corporate and higher-yielding issues. These corporate issues are a little more sensitive to economic and balance sheet conditions than government-backed securities, and performance was held back by rising default rates and generally weakening credit conditions. Despite the underperformance, higher-quality corporate bonds still generated positive results as interest rates dropped considerably.

Consumer spending, primarily on housing and autos, was the driving force behind the economic growth of the past twelve months. Extremely low mortgage rates fueled a refinancing boom, and real estate wealth improved. Unfortunately, low borrowing rates have not boosted capital investment because many corporations continue to experience excess capacity and balance sheet problems. Despite the record refinancing, mortgage-backed securities held up well during the year, providing strong gains in the second half of the period.

Given the weak economy, companies undertook major cost-cutting initiatives designed to generate profits. Layoffs skyrocketed while business investment remained very low. Inflation was weak throughout the year, and companies lacked any real pricing power to increase revenues. However, productivity was strong, and this enabled unit labor costs to drop while real incomes grew. These factors, along with corporate streamlining, are catalysts for future improvement and could help the corporate bond sector, as well as equity investments, as we move through 2003.

Investment Strategy

The FLEXIBLE INCOME PORTFOLIO is currently diversified among ten funds, representing nine major asset classes. The combination of asset classes facilitates our ability to manage risk over a long-term investment horizon and to limit risk relative to a nondiversified investment.

The overall investment strategy for the period was to:

o Build risk-managing positions in fixed-income assets and opportunistically shift some assets back into equities as valuations became attractive

o Favor corporate bonds given their historically wide yield differential over Treasuries

o Position fixed-income assets to generate yield and take advantage of price increases as interest rates declined

o Favor defensive equity holdings early in the year and seek prudent re-entry points into select growth investments later in the year

Review of Portfolio Allocations

We maintained a risk-averse stance as the year began by favoring defensive, value-based equity positions and increasing the Portfolio's fixed-income allocation. As consensus grew that an economic rebound was not materializing as soon or as strong as many had predicted, equity markets contracted considerably, but our defensive posture helped temper the effects of negative market sentiment. At the same time, bonds enjoyed a strong rally as yields dropped to significant lows. We favored corporate issues found in both the WM INCOME FUND and the WM HIGH YIELD FUND. We were a little early into this market segment, which has underperformed the government-backed arena, but we like its outlook given high yield differentials. Our positions in fixed income have generated strong results and helped to offset equity risk in the very volatile second half of the period. The mortgage-backed securities found in the WM U.S. GOVERNMENT SECURITIES FUND boosted overall results as the sector provided stronger results than are normally expected during a refinancing boom of the magnitude we saw during the year.

We took advantage of equity valuation movements to adjust the overall bond and stock allocation--a strategy that has also added to relative performance. After favoring defensive stocks for much of the period, we rebuilt positions in the WM GROWTH FUND as valuations became more attractive. We began the period overweighted in the core holdings found in the WM GROWTH & INCOME FUND, which we later reduced to build up positions in both value and growth investments. Currently, we have a more balanced style-based allocation.

Outlook

Although some positive momentum exists, economic and profit problems continue to plague global markets and hold back any significant recovery. Excess capacity continues to prevent corporations from the spending necessary to propel the economy forward. Shrinking this excess capacity is the key to generating sustainable profit growth that could subsequently rebuild business investment. Cost-cutting measures and strong productivity have contributed to profit improvement, but weak consumer confidence and a tough job market may ultimately impact the demand for goods and services. Throughout the past year, a very strong housing market bought time for the economy, but how much pent-up demand remains is questionable. Given the combination of these forces, economic growth could continue below its potential. Meaningful profit growth may also remain elusive, perpetuating choppy and volatile equity market performance until companies work through these excesses and the external risk factors subside.


--------------------------------------------------------------------------------
                              Portfolio Allocation
                           as of October 31, 2002(7)

          Equity Income Fund                                  4%
          Growth & Income Fund                                9%
          West Coast Equity Fund                              2%
          Growth Fund                                         4%
          Mid Cap Stock Fund                                  3%
          Small Cap Stock Fund                                1%
          Short Term Income Fund                             13%
          U.S. Govt. Securities Fund                         26%
          Income Fund                                        31%
          High Yield Fund                                     7%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Asset Class Diversification
                           as of October 31, 2002(7)

          Cash Equivalents                                    5%
          Mortgage-Backed                                    30%
          U.S. Treasuries                                     6%
          Corporate Bonds                                    29%
          Asset-Backed                                        1%
          Convertible Bonds                                   7%
          U.S. Equity Small Cap                               2%
          U.S. Equity Mid Cap                                 6%
          U.S. Equity Large Cap                              13%
          Foreign Equity                                      1%

--------------------------------------------------------------------------------

(7) As of October 31, 2002 and may not reflect current allocations.

STATEMENTS of ASSETS and LIABILITIES

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

OCTOBER 31, 2002

                                             STRATEGIC       CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                              GROWTH            GROWTH         BALANCED          BALANCED         INCOME
                                             PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                             ---------         ---------       ---------         ---------       ---------
ASSETS:
Investments, at value (a) ..............    $544,930,775    $1,020,880,402   $1,215,130,498      $ 99,844,251   $410,542,966
Cash ...................................             340             3,506          --                    179            510
Interest receivable ....................             130               122            1,604                78             89
Receivable for Portfolio shares sold ...       1,786,086         2,804,861        6,011,900         1,302,471      2,485,257
Receivable for investment securities
  sold .................................          --                --            5,500,000             --            --
Prepaid expenses .......................           1,000             1,972            2,029                59            564
                                            ------------    --------------   --------------      ------------   ------------
   Total Assets ........................     546,718,331     1,023,690,863    1,226,646,031       101,147,038    413,029,386
                                            ------------    --------------   --------------      ------------   ------------
LIABILITIES:
Payable for Portfolio shares redeemed ..       1,287,414         2,193,541        2,742,567           237,691      1,296,657
Payable for investment securities
  purchased ............................         565,000           425,000           --             1,144,000        773,000
Investment advisory fee payable ........         286,065           542,058          651,817            29,744        219,797
Shareholder servicing and distribution
  fees payable .........................         340,487           621,686          742,163            61,306        248,227
Due to custodian .......................          --                --                1,896              --            --
Transfer agent fees payable ............          71,810            87,400           82,436             6,409         23,188
Accrued expenses and other payables ....         186,369           248,492          248,574            38,202         82,213
                                            ------------    --------------   --------------      ------------   ------------
        Total Liabilities ..............       2,737,145       4,118,177          4,469,453         1,517,352      2,643,082
                                            ------------    --------------   --------------      ------------   ------------
NET ASSETS .............................    $543,981,186    $1,019,572,686   $1,222,176,578      $ 99,629,686   $410,386,304
                                            ============    ==============   ==============      ============   ============
(a) Investments, at cost ...............    $739,772,955    $1,253,575,348   $1,383,493,605      $105,352,221   $425,461,077
                                            ============    ==============   ==============      ============   ============

                                             See Notes to Financial Statements.

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

OCTOBER 31, 2002

                                             STRATEGIC       CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                              GROWTH            GROWTH         BALANCED          BALANCED         INCOME
                                             PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                             ---------         ---------       ---------         ---------       ---------
NET ASSETS consist of:
Undistributed net investment income/
  (distributions in excess of net
  investment income) ...................   $  (3,184,495)   $      151,779   $    1,903,573      $    289,329   $  1,626,605
Accumulated net realized loss on
investment transactions ................     (19,546,746)      (23,642,730)     (33,701,510)         (998,102)    (2,912,976)
Net unrealized depreciation of investments  (194,842,180)     (232,694,946)    (168,363,107)       (5,507,970)   (14,918,111)
Paid-in capital ........................     761,554,607     1,275,758,583    1,422,337,622       105,846,429    426,590,786
                                           -------------    --------------   --------------      ------------   ------------
        Total Net Assets ...............   $ 543,981,186    $1,019,572,686   $1,222,176,578      $ 99,629,686   $410,386,304
                                           =============    ==============   ==============      ============   ============
NET ASSETS:
Class A Shares .........................   $ 166,354,311    $  347,296,745   $  423,478,073      $ 31,069,935   $144,709,712
                                           =============    ==============   ==============      ============   ============
Class B Shares .........................   $ 350,982,242    $  623,851,689   $  743,953,491      $ 58,054,308   $244,999,487
                                           =============    ==============   ==============      ============   ============
Class C Shares .........................   $  26,644,633    $   48,424,252   $   54,745,014      $ 10,505,443   $ 20,677,105
                                           =============    ==============   ==============      ============   ============
SHARES OUTSTANDING:
Class A Shares .........................      15,710,263        33,505,044       41,337,832         3,518,400     14,232,039
                                           =============    ==============   ==============      ============   ============
Class B Shares .........................      34,013,460        61,525,511       72,762,212         6,582,590     24,126,829
                                           =============    ==============   ==============      ============   ============
Class C Shares .........................       2,582,114         4,792,281        5,366,729         1,193,170      2,041,548
                                           =============    ==============   ==============      ============   ============
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding * ...............   $       10.59    $        10.37   $        10.24      $       8.83   $      10.17
                                           =============    ==============   ==============      ============   ============
Maximum sales charge ...................           5.50%             5.50%            5.50%             5.50%          4.50%
                                           =============    ==============   ==============      ============   ============
Maximum offering price per share of
  beneficial interest outstanding ......   $       11.21    $        10.97   $        10.84      $       9.34   $      10.65
                                           =============    ==============   ==============      ============   ============
CLASS B SHARES:
Net asset value and offering price per
  share of beneficial interest
  outstanding * ........................   $       10.32    $        10.14   $        10.22      $       8.82   $      10.15
                                           =============    ==============   ==============      ============   ============
CLASS C SHARES:
Net asset value per share of beneficial
  interest outstanding * ...............   $       10.32    $        10.10   $        10.20      $       8.80   $      10.13
                                           =============    ==============   ==============      ============   ============
Maximum sales charge ...................           1.00%             1.00%            1.00%             1.00%          1.00%
                                           =============    ==============   ==============      ============   ============
Maximum offering price per share of
  beneficial interest outstanding ......   $       10.42    $        10.20   $        10.30      $       8.89   $      10.23
                                           =============    ==============   ==============      ============   ============

---------------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

                                             See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2002

                                             STRATEGIC       CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                              GROWTH            GROWTH         BALANCED          BALANCED         INCOME
                                             PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                             ---------         ---------       ---------         ---------       ---------
INVESTMENT INCOME:
Dividends ..............................   $   8,093,902    $   26,421,440   $   42,780,169      $  2,990,083   $ 17,175,400
Interest ...............................          26,553            35,683           52,424            12,417         31,654
                                           -------------    --------------   --------------      ------------   ------------
    Total investment income ............       8,120,455        26,457,123       42,832,593         3,002,500     17,207,054
                                           -------------    --------------   --------------      ------------   ------------
EXPENSES:
Investment advisory fee ................       3,880,617         6,981,257        7,766,742           413,366      2,045,819
Custodian fees .........................           5,010             6,951            5,854             3,383          3,389
Legal and audit fees ...................          33,826            39,813           47,955            20,100         25,962
Registration and filing fees ...........          55,046            82,565           76,128            52,810         81,313
Other ..................................         472,526           681,709          691,168            43,025        171,699
Shareholder servicing and distribution
  fees:
    Class A Shares .....................         436,410           929,569        1,047,003            43,572        305,802
    Class B Shares .....................       4,112,600         7,005,408        7,596,205           430,364      1,872,116
    Class C Shares .....................         111,940           178,504          164,617            31,294         52,092
Transfer agent fees:
Class A Shares .........................         239,972           263,347          278,478            16,009         88,058
    Class B Shares .....................         523,806           565,841          583,533            37,505        134,111
    Class C Shares .....................          11,541            13,318           11,808             2,089          3,890
                                           -------------    --------------   --------------      ------------   ------------
      Total expenses ...................       9,883,294        16,748,282       18,269,491         1,093,517      4,784,251
Fees waived by the investment advisor ..            --                --               --             (80,694)          --
Fees reduced by custodian credits ......              (2)               (1)              (4)              (22)          (222)
                                           -------------    --------------   --------------      ------------   ------------
      Net expenses .....................       9,883,292        16,748,281       18,269,487         1,012,801      4,784,029
                                           -------------    --------------   --------------      ------------   ------------
NET INVESTMENT INCOME/(LOSS) ...........      (1,762,837)        9,708,842       24,563,106         1,989,699     12,423,025
                                           -------------    --------------   --------------      ------------   ------------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investment
  transactions .........................     (19,276,417)      (22,354,871)     (26,955,744)         (496,892)    (2,592,240)
Capital gain distributions received ....      11,335,484        16,146,584       13,163,931           323,765      1,289,622
Net change in unrealized depreciation
  of investments .......................    (102,508,118)     (157,996,634)    (118,704,007)       (4,349,613)   (13,461,089)
                                           -------------    --------------   --------------      ------------   ------------
Net realized and unrealized loss on
  investments ..........................    (110,449,051)     (164,204,921)    (132,495,820)       (4,522,740)   (14,763,707)
                                           -------------    --------------   --------------      ------------   ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ............   $(112,211,888)   $ (154,496,079)  $ (107,932,714)     $ (2,533,041)  $ (2,340,682)
                                           =============    ==============   ==============      ============   ============

                                             See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2002

                                             STRATEGIC       CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                              GROWTH            GROWTH         BALANCED          BALANCED         INCOME
                                             PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                             ---------         ---------       ---------         ---------       ---------
Net investment income/(loss) ...........   $  (1,762,837)   $    9,708,842   $   24,563,106      $  1,989,699   $ 12,423,025
Net realized loss on investment
  transactions .........................     (19,276,417)      (22,354,871)     (26,955,744)         (496,892)    (2,592,240)
Capital gain distributions received ....      11,335,484        16,146,584       13,163,931           323,765      1,289,622
Net change in unrealized depreciation
  of investments .......................    (102,508,118)     (157,996,634)    (118,704,007)       (4,349,613)   (13,461,089)
                                           -------------    --------------   --------------      ------------   ------------
Net decrease in net assets resulting
  from operations ......................    (112,211,888)     (154,496,079)    (107,932,714)       (2,533,041)    (2,340,682)
Distributions to shareholders from:
  Net investment income:
    Class A Shares .....................      (1,747,932)       (6,666,523)     (12,177,297)         (584,187)    (4,941,692)
    Class B Shares .....................      (1,410,113)       (7,958,370)     (16,952,948)       (1,184,982)    (6,337,732)
    Class C Shares .....................            --            (166,866)        (350,721)          (86,030)      (194,560)
  Net realized gains on investments:
    Class A Shares .....................      (5,806,231)      (10,695,459)      (8,666,628)             --         (820,545)
    Class B Shares .....................     (14,696,936)      (21,727,603)     (15,401,167)             --       (1,134,171)
Net increase in net assets from
  Portfolio share transactions:
    Class A Shares .....................      52,002,496        95,094,711       98,182,081        19,943,641     40,129,172
    Class B Shares .....................      58,617,939       117,499,855      177,184,385        30,512,768    107,929,014
    Class C Shares .....................      30,810,756        52,961,138       57,292,851        10,751,291     20,861,722
                                           -------------    --------------   --------------      ------------   ------------
Net increase in net assets .............       5,558,091        63,844,804      171,177,842        56,819,460    153,150,526
NET ASSETS:
Beginning of year ......................     538,423,095       955,727,882    1,050,998,736        42,810,226    257,235,778
                                           -------------    --------------   --------------      ------------   ------------
End of year ............................   $ 543,981,186    $1,019,572,686   $1,222,176,578      $ 99,629,686   $410,386,304
                                           =============    ==============   ==============      ============   ============
Undistributed net investment income/
  (distributions in excess of net
  investment income) at end of year ....   $  (3,184,495)   $      151,779   $    1,903,573      $    289,329   $  1,626,605
                                           =============    ==============   ==============      ============   ============

                                             See Notes to Financial Statements.

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

FOR THE YEAR ENDED OCTOBER 31, 2001

                                             STRATEGIC       CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                              GROWTH            GROWTH         BALANCED          BALANCED         INCOME
                                             PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO
                                             ---------         ---------       ---------         ---------       ---------
Net investment income/(loss) ...........   $  (1,124,176)   $    9,123,746   $   21,563,393      $    839,391   $  9,501,802
Net realized loss on investment
  transactions .........................      (6,450,341)      (16,563,023)     (20,257,037)         (512,118)    (2,148,562)
Capital gain distributions received ....      37,232,555        57,302,422       41,750,496           453,207      3,319,374
Net change in unrealized depreciation
  of investments .......................    (148,140,630)     (206,490,249)    (125,174,272)       (1,224,120)    (3,163,089)
                                           -------------    --------------   --------------      ------------   ------------
Net increase/(decrease) in net assets
  resulting from operations ............    (118,482,592)     (156,627,104)     (82,117,420)         (443,640)     7,509,525
Distributions to shareholders from:
  Net investment income:
    Class A Shares .....................      (4,175,353)      (13,381,331)     (15,623,890)         (303,126)    (5,904,912)
    Class B Shares .....................      (9,187,081)      (18,891,591)     (19,333,262)         (647,252)    (4,431,377)
  Net realized gains on investments:
    Class A Shares .....................      (3,223,192)       (9,986,064)     (13,421,405)             --       (2,198,828)
    Class B Shares .....................      (8,638,574)      (18,549,077)     (19,452,119)             --       (1,395,903)
Net increase/(decrease) in net assets
  from Portfolio share transactions:
    Class A Shares .....................      51,328,540        53,091,856       47,666,580         8,038,789    (14,818,682)
    Class B Shares .....................     124,650,408       173,925,687      211,776,538        20,661,913     71,851,650
                                           -------------    --------------   --------------      ------------   ------------
Net increase in net assets .............      32,272,156         9,582,376      109,495,022        27,306,684     50,611,473
NET ASSETS:
Beginning of year ......................     506,150,939       946,145,506      941,503,714        15,503,542    206,624,305
                                           -------------    --------------   --------------      ------------   ------------
End of year ............................   $ 538,423,095    $  955,727,882   $1,050,998,736      $ 42,810,226   $257,235,778
                                           =============    ==============   ==============      ============   ============
Undistributed net investment income/
  (distributions in excess of net
  investment income) at end of year ....   $  (2,245,791)   $      352,185   $    2,817,537      $     57,992   $    263,636
                                           =============    ==============   ==============      ============   ============

                                             See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets-- CAPITAL stock ACTIVITY

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                    STRATEGIC GROWTH PORTFOLIO     CONSERVATIVE GROWTH PORTFOLIO        BALANCED PORTFOLIO
                                    --------------------------     -----------------------------    ---------------------------
                                    YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     10/31/02        10/31/01         10/31/02        10/31/01        10/31/02        10/31/01
                                    ----------      ----------       ----------      ----------      ----------      ----------
AMOUNT
Class A:
Sold .........................    $  88,781,158    $ 76,193,136     $176,718,838    $ 101,707,014    $208,700,548    $ 114,313,892
Issued as reinvestment of
  dividends ..................        7,459,192       7,304,588       17,034,761       22,989,112      20,362,056       28,478,060
Redeemed .....................      (44,237,854)    (32,169,184)     (98,658,888)     (71,604,270)   (130,880,523)     (95,125,372)
                                  -------------    ------------     ------------    -------------    ------------    -------------
Net increase/(decrease) ......    $  52,002,496    $ 51,328,540     $ 95,094,711    $  53,091,856    $ 98,182,081    $  47,666,580
                                  =============    ============     ============    =============    ============    =============
Class B:
Sold .........................    $ 153,986,321    $183,479,766     $270,723,102    $ 270,227,858    $364,028,978    $ 312,241,359
Issued as reinvestment of
  dividends ..................       15,823,064      17,505,367       29,089,982       36,881,187      31,578,926       38,001,943
Redeemed .....................     (111,191,446)    (76,334,725)    (182,313,229)    (133,183,358)   (218,423,519)    (138,466,764)
                                  -------------    ------------     ------------    -------------    ------------    -------------
Net increase .................    $  58,617,939    $124,650,408     $117,499,855    $ 173,925,687    $177,184,385    $ 211,776,538
                                  =============    ============     ============    =============    ============    =============
Class C:
Sold .........................    $  32,857,698            --       $ 57,059,145             --      $ 61,849,073             --
Issued as reinvestment of
  dividends ..................             --              --            163,114             --           339,699             --
Redeemed .....................       (2,046,942)           --         (4,261,121)            --        (4,895,921)            --
                                  -------------    ------------     ------------    -------------    ------------    -------------
Net increase .................    $  30,810,756            --       $ 52,961,138             --      $ 57,292,851             --
                                  =============    ============     ============    =============    ============    =============

SHARES
Class A:
Sold .........................        7,241,116       5,166,728       15,125,354        7,547,520      18,913,717        9,367,623
Issued as reinvestment of
  dividends ..................          553,561         484,948        1,389,290        1,679,453       1,789,576        2,278,557
Redeemed .....................       (3,832,603)     (2,214,745)      (8,885,639)      (5,366,735)    (12,103,718)      (7,814,768)
                                  -------------    ------------     ------------    -------------    ------------    -------------
Net increase/(decrease) ......        3,962,074       3,436,931        7,629,005        3,860,238       8,599,575        3,831,412
                                  =============    ============     ============    =============    ============    =============
Class B:
Sold .........................       12,524,785      12,656,320       23,374,623       20,340,001      32,803,008       25,528,627
Issued as reinvestment of
  dividends ..................        1,202,834       1,181,375        2,391,976        2,731,062       2,763,071        3,039,997
Redeemed .....................       (9,806,674)     (5,472,919)     (16,829,157)     (10,318,498)    (20,505,876)     (11,486,322)
                                  -------------    ------------     ------------    -------------    ------------    -------------
Net increase .................        3,920,945       8,364,776        8,937,442       12,752,565      15,060,203       17,082,302
                                  =============    ============     ============    =============    ============    =============
Class C:
Sold .........................        2,779,004            --          5,198,735             --         5,812,421             --
Issued as reinvestment of
  dividends ..................             --              --             15,672             --            32,960             --
Redeemed .....................         (196,890)           --           (422,126)            --          (478,652)            --
                                  -------------    ------------     ------------    -------------    ------------    -------------
Net increase .................        2,582,114            --          4,792,281             --         5,366,729             --
                                  =============    ============     ============    =============    ============    =============

                                     Conservative Balanced
                                             Portfolio                Flexible Income Portfolio
                                    ---------------------------      --------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended
                                      10/31/02        10/31/01        10/31/02        10/31/01
AMOUNT
Class A:
Sold ...........................    $ 26,561,725    $ 10,240,969    $ 84,412,208    $ 21,647,251
Issued as reinvestment of
  dividends ....................         545,400         251,728       5,430,181       7,718,059
Redeemed .......................      (7,163,484)     (2,453,908)    (49,713,217)    (44,183,992)
                                    ------------    ------------    ------------    ------------
Net increase/(decrease) ........    $ 19,943,641    $  8,038,789    $ 40,129,172    $(14,818,682)
                                    ============    ============    ============    ============
Class B:
Sold ...........................    $ 47,338,465    $ 31,905,592    $167,150,115    $106,272,916
Issued as reinvestment of
  dividends ....................       1,120,605         602,347       6,883,675       5,398,018
Redeemed .......................     (17,946,302)    (11,846,026)    (66,104,776)    (39,819,284)
                                    ------------    ------------    ------------    ------------
Net increase ...................    $ 30,512,768    $ 20,661,913    $107,929,014    $ 71,851,650
                                    ============    ============    ============    ============
Class C:
Sold ...........................    $ 13,027,528            --      $ 24,293,018            --
Issued as reinvestment of
  dividends ....................          82,212            --           186,408            --
Redeemed .......................      (2,358,449)           --        (3,617,704)           --
                                    ------------    ------------    ------------    ------------
Net increase ...................    $ 10,751,291            --      $ 20,861,722            --
                                    ============    ============    ============    ============

SHARES
Class A:
Sold ...........................       2,941,946       1,071,388       8,154,853       2,019,724
Issued as reinvestment of
  dividends ....................          59,724          26,130         520,200         716,379
Redeemed .......................        (782,349)       (256,014)     (4,778,917)     (4,099,503)
                                    ------------    ------------    ------------    ------------
Net increase/(decrease) ........       2,219,321         841,504       3,896,136      (1,363,400)
                                    ============    ============    ============    ============
Class B:
Sold ...........................       5,217,185       3,328,124      16,178,625       9,901,866
Issued as reinvestment of
  dividends ....................         122,074          62,578         660,627         501,353
Redeemed .......................      (1,995,076)     (1,251,391)     (6,398,520)     (3,700,645)
                                    ------------    ------------    ------------    ------------
Net increase ...................       3,344,183       2,139,311      10,440,732       6,702,574
                                    ============    ============    ============    ============
Class C:
Sold ...........................       1,453,867            --         2,380,884            --
Issued as reinvestment of
  dividends ....................           9,292            --            18,439            --
Redeemed .......................        (269,989)           --          (357,775)           --
                                    ------------    ------------    ------------    ------------
Net increase ...................       1,193,170            --         2,041,548            --
                                    ============    ============    ============    ============

                                             See Notes to Financial Statements.

FINANCIAL highlights

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                              --------------------------------------------   ---------------------------------------

                                             NET REALIZED                                DISTRIBUTIONS
                  NET                            AND                          DIVIDENDS    FROM NET
             ASSET VALUE,         NET         UNREALIZED       TOTAL FROM     FROM NET      REALIZED                       NET
              BEGINNING       INVESTMENT    GAIN/(LOSS) ON     INVESTMENT    INVESTMENT     CAPITAL        TOTAL       ASSET VALUE,
              OF PERIOD       INCOME/(LOSS)   INVESTMENTS      OPERATIONS    INCOME(1)       GAINS     DISTRIBUTIONS   END OF PERIOD
              ---------       -------------   -----------      ----------    ---------       -----     -------------   -------------
Strategic Growth Portfolio
Class A
10/31/02      $13.10          $ 0.03(7)        $(1.92)          $(1.89)       $(0.14)       $(0.48)        $(0.62)        $10.59
10/31/01       17.11            0.05(7)         (3.21)           (3.16)        (0.47)        (0.38)         (0.85)         13.10
10/31/00       14.61           (0.04)(7)         3.07             3.03         (0.53)         --            (0.53)         17.11
10/31/99       11.67           (0.03)(7)         4.36             4.33         (0.41)        (0.98)         (1.39)         14.61
10/31/98(5)    12.66           (0.02)(7)        (0.97)           (0.99)         --            --             --            11.67
06/30/98       11.26            0.00(7)(8)       2.12             2.12         (0.68)        (0.04)         (0.72)         12.66

Class B
10/31/02       12.78           (0.06)(7)        (1.88)           (1.94)        (0.04)        (0.48)         (0.52)         10.32
10/31/01       16.75           (0.06)(7)        (3.14)           (3.20)        (0.39)        (0.38)         (0.77)         12.78
10/31/00       14.40           (0.16)(7)         3.02             2.86         (0.51)         --            (0.51)         16.75
10/31/99       11.52           (0.13)(7)         4.31             4.18         (0.32)        (0.98)         (1.30)         14.40
10/31/98(5)    12.53           (0.05)(7)        (0.96)           (1.01)         --            --             --            11.52
06/30/98       11.19           (0.09)(7)         2.11             2.02         (0.64)        (0.04)         (0.68)         12.53

Class C
10/31/02(6)    12.50           (0.04)(7)        (2.14)           (2.18)         --            --             --            10.32
Conservative Growth Portfolio
Class A
10/31/02      $12.35          $ 0.16(7)        $(1.52)          $(1.36)       $(0.22)       $(0.40)        $(0.62)        $10.37
10/31/01       15.52            0.20(7)         (2.34)           (2.14)        (0.58)        (0.45)         (1.03)         12.35
10/31/00       13.43            0.12(7)          2.40             2.52         (0.43)         --            (0.43)         15.52
10/31/99       10.97            0.06(7)          3.70             3.76         (0.42)        (0.88)         (1.30)         13.43
10/31/98(5)    11.84            0.01            (0.88)           (0.87)         --            --             --            10.97
06/30/98       10.86            0.13(7)          1.42             1.55         (0.51)        (0.06)         (0.57)         11.84
Class B
10/31/02       12.10            0.08(7)         (1.50)           (1.42)        (0.14)        (0.40)         (0.54)         10.14
10/31/01       15.17            0.09(7)         (2.28)           (2.19)        (0.43)        (0.45)         (0.88)         12.10
10/31/00       13.21            0.00(7)(8)       2.37             2.37         (0.38)         --            (0.41)         15.17
10/31/99       10.85           (0.03)(7)         3.61             3.58         (0.13)        (0.88)         (1.22)         13.21
10/31/98(5)    11.74           (0.03)           (0.86)           (0.89)         --            --             --            10.85
06/30/98       10.80            0.04(7)          1.43             1.47         (0.08)        (0.06)         (0.53)         11.74
Class C
10/31/02(6)    11.79            0.05(7)         (1.66)           (1.61)        (0.08)         --            (0.08)         10.10

                                             See Notes to Financial Statements.

                                                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   -------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF OPERATING
                                                                                                             EXPENSES TO AVERAGE
                                                                                                           NET ASSETS WITHOUT FEE
                                                      RATIO OF            RATIO OF                      WAIVERS, EXPENSES REIMBURSED
                                                      OPERATING        NET INVESTMENT                            AND/OR FEES
                                    NET ASSETS,       EXPENSES TO     INCOME/(LOSS) TO     PORTFOLIO         REDUCED BY CREDITS
                                   END OF PERIOD     AVERAGE NET         AVERAGE NET        TURNOVER           ALLOWED BY THE
              TOTAL RETURN(2)       (IN 000'S)        ASSETS(3)            ASSETS             RATE             CUSTODIAN(3)(4)
Class A
10/31/02        (15.45)%             $166,354           1.13%               0.23%              10%                   1.13%
10/31/01        (19.03)%              153,857           1.08%               0.34%               2%                   1.08%
10/31/00         20.84%               142,241           1.06%               (0.21)%            15%                   1.06%
10/31/99         39.55%                74,678           1.07%               (0.21)%            20%                   1.09%
10/31/98(5)      (7.82)%               19,690           0.95%(9)            (0.53)%(9)         10%                   1.13%(9)
06/30/98         20.11%                18,330           0.94%               0.01%              23%                   1.08%

Class B
10/31/02        (16.04)%              350,982           1.87%               (0.51)%            10%                   1.87%
10/31/01        (19.70)%              384,566           1.84%               (0.42)%             2%                   1.84%
10/31/00         19.95%               363,910           1.81%               (0.96)%            15%                   1.81%
10/31/99         38.60%               130,522           1.83%               (0.97)%            20%                   1.85%
10/31/98(5)      (8.06)%               51,752           1.70%(9)            (1.28)%(9)         10%                   1.88%(9)
06/30/98         19.24%                51,173           1.68%               (0.74)%            23%                   1.83%

Class C
10/31/02(6)     (17.44)%               26,645           1.85%(9)            (0.49)%(9)         10%                   1.85%(9)
Conservative Growth Portfolio
Class A
10/31/02        (11.72)%             $347,297           1.06%               1.41%              14%                   1.06%
10/31/01        (14.31)%              319,583           1.03%               1.45%               5%                   1.03%
10/31/00         18.89%               341,685           1.02%               0.76%              17%                   1.02%
10/31/99         36.54%               249,650           1.02%               0.48%              16%                   1.03%
10/31/98(5)      (7.35)%              100,024           0.95%(9)            0.05%(9)            9%                   1.03%(9)
06/30/98         15.18%               114,946           0.95%               1.17%              28%                   1.00%
Class B
10/31/02        (12.46)%              623,852           1.82%               0.65%              14%                   1.82%
10/31/01        (14.93)%              636,145           1.79%               0.69%               5%                   1.79%
10/31/00         18.07%               604,460           1.77%               0.01%              17%                   1.77%
10/31/99         34.98%               263,911           1.77%               (0.27)%            16%                   1.78%
10/31/98(5)      (7.58)%              155,064           1.70%(9)            (0.70)%(9)          9%                   1.78%(9)
06/30/98         14.44%               169,269           1.70%               0.40%              28%                   1.74%
Class C
10/31/02(6)     (13.72)%               48,424           1.82%(9)            0.65(9)            14%                   1.82%(9)

                                             See Notes to Financial Statements.

FINANCIAL highlights

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                              --------------------------------------------   ---------------------------------------
                                             NET REALIZED                                DISTRIBUTIONS
                  NET                            AND                          DIVIDENDS    FROM NET
             ASSET VALUE,         NET         UNREALIZED       TOTAL FROM     FROM NET      REALIZED                       NET
              BEGINNING       INVESTMENT    GAIN/(LOSS) ON     INVESTMENT    INVESTMENT     CAPITAL        TOTAL       ASSET VALUE,
              OF PERIOD       INCOME/(LOSS)   INVESTMENTS      OPERATIONS    INCOME(1)       GAINS     DISTRIBUTIONS   END OF PERIOD
              ---------       -------------   -----------      ----------    ---------       -----     -------------   -------------
Balanced Portfolio
Class A
10/31/02      $11.63          $ 0.28           $(1.08)          $(0.80)       $(0.33)       $(0.26)        $(0.59)        $10.24
10/31/01       13.55            0.33(7)         (1.27)           (0.94)        (0.51)        (0.47)         (0.98)         11.63
10/31/00       12.22            0.28(7)          1.53             1.81         (0.48)         --            (0.48)         13.55
10/31/99       11.02            0.19(7)          2.39             2.58         (0.44)        (0.94)         (1.38)         12.22
10/31/98(5)    11.63            0.05            (0.61)           (0.56)        (0.05)         --            (0.05)         11.02
06/30/98       10.95            0.22             1.25             1.47         (0.68)        (0.11)         (0.79)         11.63
Class B
10/31/02       11.62            0.20            (1.09)           (0.89)        (0.25)        (0.26)         (0.51)         10.22
10/31/01       13.54            0.23(7)         (1.27)           (1.04)        (0.41)        (0.47)         (0.88)         11.62
10/31/00       12.21            0.18(7)          1.55             1.73         (0.40)         --            (0.40)         13.54
10/31/99       11.02            0.11(7)          2.38             2.49         (0.36)        (0.94)         (1.30)         12.21
10/31/98(5)    11.63            0.02            (0.61)           (0.59)        (0.02)         --            (0.02)         11.02
06/30/98       10.95            0.17             1.22             1.39         (0.60)        (0.11)         (0.71)         11.63
Class C
10/31/02(6)    11.35            0.13            (1.15)           (1.02)        (0.13)         --            (0.13)         10.20

Conservative Balanced Portfolio
Class A
10/31/02      $ 9.43          $ 0.33           $(0.61)          $(0.28)       $(0.32)          $--         $(0.32)        $ 8.83
10/31/01        9.96            0.34(7)         (0.44)           (0.10)        (0.43)         --            (0.43)          9.43
10/31/00        9.94            0.51(7)          0.02(10)         0.53         (0.50)        (0.01)         (0.51)          9.96
10/31/99       10.25            0.56            (0.27)            0.29         (0.58)        (0.02)         (0.60)          9.94
10/31/98(5)    10.34            0.19            (0.09)            0.10         (0.19)         --            (0.19)         10.25
06/30/98       10.13            0.64             0.22             0.86         (0.65)         --            (0.65)         10.34
Class B
10/31/02        9.43            0.27            (0.62)           (0.35)        (0.26)         --            (0.26)          8.82
10/31/01        9.96            0.27(7)         (0.44)           (0.17)        (0.36)         --            (0.36)          9.43
10/31/00        9.94            0.44(7)          0.02(10)         0.46         (0.43)        (0.01)         (0.44)          9.96
10/31/99       10.25            0.50            (0.29)            0.21         (0.50)        (0.02)         (0.52)          9.94
10/31/98(5)    10.34            0.16            (0.09)            0.07         (0.16)         --            (0.16)         10.25
06/30/98       10.13            0.56             0.22             0.78         (0.57)         --            (0.57)         10.34
Class C
10/31/02(6)     9.39            0.16            (0.60)           (0.44)        (0.15)         --            (0.15)          8.80

                                             See Notes to Financial Statements.

                                                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   -------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF OPERATING
                                                                                                             EXPENSES TO AVERAGE
                                                                                                           NET ASSETS WITHOUT FEE
                                                      RATIO OF            RATIO OF                      WAIVERS, EXPENSES REIMBURSED
                                                      OPERATING        NET INVESTMENT                            AND/OR FEES
                                    NET ASSETS,       EXPENSES TO     INCOME/(LOSS) TO     PORTFOLIO         REDUCED BY CREDITS
                                   END OF PERIOD     AVERAGE NET         AVERAGE NET        TURNOVER           ALLOWED BY THE
              TOTAL RETURN(2)       (IN 000'S)        ASSETS(3)            ASSETS             RATE             CUSTODIAN(3)(4)

Balanced Portfolio
10/31/02         (7.32)%             $423,478           1.04%               2.55%              19%                   1.04%
10/31/01         (7.28)%              380,681           1.02%               2.63%               6%                   1.02%
10/31/00         15.11%               391,655           1.03%               2.05%              22%                   1.03%
10/31/99         25.16%               333,639           1.03%               1.66%              39%                   1.04%
10/31/98(5)      (4.85)%               93,491           0.95%(9)            1.22%(9)            3%                   1.02%(9)
06/30/98         14.32%               101,726           0.95%               2.14%              29%                   1.00%
Class B
10/31/02         (8.03)%              743,953           1.80%               1.79%              19%                   1.80%
10/31/01         (7.98)%              670,318           1.78%               1.87%               6%                   1.78%
10/31/00         14.26%               549,849           1.77%               1.31%              22%                   1.77%
10/31/99         24.22%               237,438           1.77%               0.92%              39%                   1.78%
10/31/98(5)      (5.09)%              110,626           1.70%(9)            0.47%(9)            3%                   1.77%(9)
06/30/98         13.47%               114,944           1.70%               1.39%              29%                   1.75%
Class C
10/31/02(6)      (9.00)%               54,745           1.80%(9)            1.79%(9)           19%                   1.80%(9)

Conservative Balanced Portfolio
Class A
10/31/02         (3.06)%             $ 31,070           1.05%               3.67%               9%                   1.17%
10/31/01         (0.99)%               12,257           1.16%               3.65%              18%                   1.30%
10/31/00          5.52%                 4,557           1.32%               5.16%              59%                   1.32%
10/31/99          2.89%                 7,297           1.00%               5.57%              51%                   1.24%
10/31/98(5)       0.96%                 7,611           0.95%(9)            5.40%(9)           22%                   1.53%(9)
06/30/98          8.71%                 7,793           0.95%               6.23%              14%                   1.25%
Class B
10/31/02         (3.77)%               58,054           1.80%               2.92%               9%                   1.92%
10/31/01         (1.71)%               30,554           1.89%               2.92%              18%                   2.03%
10/31/00          4.76%                10,947           2.04%               4.44%              59%                   2.04%
10/31/99          2.05%                13,443           1.74%               4.83%              51%                   1.98%
10/31/98(5)       0.70%                 5,698           1.70%(9)            4.65%(9)           22%                   2.28%(9)
06/30/98          7.90%                 4,084           1.70%               5.48%              14%                   2.01%
Class C
10/31/02(6)      (4.70)%               10,505           1.78%(9)            2.94%(9)            9%                   1.90%(9)

                                             See Notes to Financial Statements.

FINANCIAL highlights

FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                              --------------------------------------------   ---------------------------------------
                                             NET REALIZED                                DISTRIBUTIONS
                  NET                            AND                          DIVIDENDS    FROM NET
             ASSET VALUE,         NET         UNREALIZED       TOTAL FROM     FROM NET      REALIZED                       NET
              BEGINNING       INVESTMENT    GAIN/(LOSS) ON     INVESTMENT    INVESTMENT     CAPITAL        TOTAL       ASSET VALUE,
              OF PERIOD       INCOME/(LOSS)   INVESTMENTS      OPERATIONS    INCOME(1)       GAINS     DISTRIBUTIONS   END OF PERIOD
              ---------       -------------   -----------      ----------    ---------       -----     -------------   -------------

Flexible Income Portfolio
Class A
10/31/02      $10.71          $ 0.45(7)        $(0.48)        $(0.03)         $(0.43)       $(0.08)        $(0.51)        $10.17
10/31/01       11.06            0.50(7)         (0.04)          0.46           (0.61)        (0.20)         (0.81)         10.71
10/31/00       10.75            0.47(7)          0.42           0.89           (0.55)        (0.03)         (0.58)         11.06
10/31/99       10.63            0.40(7)          0.57(10)       0.97           (0.48)        (0.37)         (0.85)         10.75
10/31/98(5)    10.79            0.12            (0.15)         (0.03)          (0.13)         --            (0.13)         10.63
06/30/98       10.57            0.45             0.67           1.12           (0.66)        (0.24)         (0.90)         10.79
Class B
10/31/02       10.71            0.38(7)         (0.50)         (0.12)          (0.36)        (0.08)         (0.44)         10.15
10/31/01       11.06            0.42(7)         (0.04)          0.38           (0.53)        (0.20)         (0.73)         10.71
10/31/00       10.75            0.39(7)          0.42           0.81           (0.47)        (0.03)         (0.50)         11.06
10/31/99       10.63            0.33(7)          0.56(10)       0.89           (0.40)        (0.37)         (0.77)         10.75
10/31/98(5)    10.79            0.10            (0.16)         (0.06)          (0.10)         --            (0.10)         10.63
06/30/98       10.57            0.31             0.73           1.04           (0.58)        (0.24)         (0.82)         10.79
Class C
10/31/02(6)    10.54            0.24(7)         (0.43)         (0.19)          (0.22)         --            (0.22)         10.13

                                             See Notes to Financial Statements.

                                                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   -------------------------------------------------------------------------------------------------
                                                                                                             RATIO OF OPERATING
                                                                                                             EXPENSES TO AVERAGE
                                                                                                           NET ASSETS WITHOUT FEE
                                                      RATIO OF            RATIO OF                      WAIVERS, EXPENSES REIMBURSED
                                                      OPERATING        NET INVESTMENT                            AND/OR FEES
                                    NET ASSETS,       EXPENSES TO     INCOME/(LOSS) TO     PORTFOLIO         REDUCED BY CREDITS
                                   END OF PERIOD     AVERAGE NET         AVERAGE NET        TURNOVER           ALLOWED BY THE
              TOTAL RETURN(2)       (IN 000'S)        ASSETS(3)            ASSETS             RATE             CUSTODIAN(3)(4)

Class A
10/31/02         (0.37)%             $144,710           1.06%               4.41%               9%                   1.06%
10/31/01          3.67%               110,680           1.06%               4.61%               7%                   1.06%
10/31/00          8.56%               129,386           1.06%               4.28%              27%                   1.06%
10/31/99          9.39%               194,404           1.00%               3.86%              31%                   1.06%
10/31/98(5)      (0.26)%                9,766           0.95%(9)            3.62%(9)           15%                   1.37%(9)
06/30/98         11.07%                 8,808           0.95%               4.07%              24%                   1.23%
Class B
10/31/02         (1.08)%              244,999           1.81%               3.66%               9%                   1.81%
10/31/01          2.92%               146,555           1.79%               3.88%               7%                   1.79%
10/31/00          7.76%                77,238           1.80%               3.54%              27%                   1.80%
10/31/99          8.60%                46,821           1.75%               3.11%              31%                   1.81%
10/31/98(5)      (0.51)%               11,142           1.70%(9)            2.87%(9)           15%                   2.12%(9)
06/30/98         10.24%                 7,684           1.70%               3.32%              24%                   1.98%
Class C
10/31/02(6)      (1.78)%               20,677           1.81%(9)            3.66%(9)            9%                   1.81%(9)

 (1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.
 (2) Total return is not annualized for the periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 (3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are not included in the calculation of this ratio.
 (4) Ratio includes expenses paid indirectly through custodian credits.
 (5) Fiscal year end changed to October 31 from June 30.
 (6) The Portfolios Class C shares commenced operations on March 1, 2002.
 (7) Per share numbers have been calculated using the average shares method.
 (8) Amount represents less than $0.01 per share.
 (9) Annualized.
(10) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

                                             See Notes to Financial Statements.

PORTFOLIOS of INVESTMENTS

STRATEGIC GROWTH PORTFOLIO

OCTOBER 31, 2002

     SHARES                                                           VALUE
     ------                                                           -----

INVESTMENT COMPANY SECURITIES -- 99.7%
    6,008,002    WM Equity Income Fund ....................      $   76,481,863
    8,824,423    WM Growth & Income Fund ..................         163,428,315
    6,944,583    WM Growth Fund ...........................          81,529,400
    4,630,229    WM High Yield Fund .......................          30,652,119
    7,119,955    WM International Growth Fund .............          48,415,693
    4,865,558    WM Mid Cap Stock Fund ....................          60,868,136
    3,816,014    WM Small Cap Stock Fund ..................          31,863,716
    2,061,541    WM West Coast Equity Fund ................          49,126,533
                                                                 --------------
                 Total Investment Company Securities
                   (Cost $737,207,955)                              542,365,775
                                                                 --------------

  PRINCIPAL
   AMOUNT
  ---------

REPURCHASE AGREEMENT-- 0.5%
  (Cost $2,565,000)

$   2,565,000    Agreement with Credit Suisse First
                 Boston Corporation, 1.820% dated
                 10/31/2002, to be repurchased at
                 $2,565,130 on 11/01/2002,
                 collateralized by $2,634,138
                 U.S. Treasury Bill, 1.390% due
                 04/17/2003
                 (Market Value $2,617,052) ................           2,565,000

TOTAL INVESTMENTS
    (Cost $739,772,955*) ........................    100.2%         544,930,775
OTHER ASSETS AND LIABILITIES
    (Net) .......................................     (0.2)            (949,589)
                                                     -----       --------------
NET ASSETS ......................................    100.0%      $  543,981,186
                                                     =====       ==============

* Aggregate cost for federal tax purposes is $744,550,225.

CONSERVATIVE GROWTH PORTFOLIO

October 31, 2002

     SHARES                                                           VALUE
     ------                                                           -----

INVESTMENT COMPANY SECURITIES-- 99.9%
   10,260,490    WM Equity Income Fund ....................      $  130,616,036
   13,683,793    WM Growth & Income Fund ..................         253,423,851
   11,483,164    WM Growth Fund ...........................         134,812,345
    8,856,078    WM High Yield Fund .......................          58,627,234
   12,150,635    WM Income Fund ...........................         109,720,238
   10,524,665    WM International Growth Fund .............          71,567,719
    6,431,439    WM Mid Cap Stock Fund ....................          80,457,299
    5,315,087    WM Small Cap Stock Fund ..................          44,380,980
    5,537,841    WM U.S. Government Securities Fund .......          61,968,440
    3,058,383    WM West Coast Equity Fund ................          72,881,260
                                                                 --------------
                 Total Investment Company Securities
                   (Cost $1,251,150,348) ..................       1,018,455,402
                                                                 --------------

  PRINCIPAL
   AMOUNT
  ---------

REPURCHASE AGREEMENT-- 0.2%
  (Cost $2,425,000)
$   2,425,000    Agreement with Credit Suisse First
                   Boston Corporation, 1.820% dated
                   10/31/2002, to be repurchased at
                   $2,425,122 on 11/01/2002,
                   collateralized by $2,490,365
                   U.S. Treasury Bill, 1.390% due
                   04/17/2003
                   (Market Value $2,474,211) ..............           2,425,000

TOTAL INVESTMENTS
    (Cost $1,253,575,348*) ......................    100.1%       1,020,880,402
OTHER ASSETS AND LIABILITIES
    (Net) .......................................     (0.1)          (1,307,716)
                                                     -----       --------------
NET ASSETS ......................................    100.0%      $1,019,572,686
                                                     =====       ==============

* Aggregate cost for federal tax purposes is $1,258,624,115.

PORTFOLIOS of INVESTMENTS

BALANCED PORTFOLIO

OCTOBER 31, 2002

     SHARES                                                           VALUE
     ------                                                           -----

INVESTMENT COMPANY SECURITIES-- 96.8%
    9,584,039    WM Equity Income Fund ....................      $  122,004,823
   11,096,361    WM Growth & Income Fund ..................         205,504,603
   10,149,770    WM Growth Fund ...........................         119,158,296
   10,642,666    WM High Yield Fund .......................          70,454,447
   24,488,724    WM Income Fund ...........................         221,133,175
    9,153,642    WM International Growth Fund .............          62,244,766
    5,875,289    WM Mid Cap Stock Fund ....................          73,499,861
   11,946,902    WM Short Term Income Fund ................          27,955,752
    4,849,236    WM Small Cap Stock Fund ..................          40,491,120
   15,863,571    WM U.S. Government Securities Fund .......         177,513,357
    2,662,287    WM West Coast Equity Fund ................          63,442,298
                                                                 --------------
                 Total Investment Company Securities
                   (Cost $1,351,765,605) ..................       1,183,402,498
                                                                 --------------

  PRINCIPAL
   AMOUNT
  ---------

REPURCHASE AGREEMENT-- 2.6%
  (Cost $31,728,000)
$  31,728,000      Agreement with Credit Suisse First
                     Boston Corporation, 1.820% dated
                     10/31/2002, to be repurchased at
                     $31,729,604 on 11/01/2002,
                     collateralized by $32,583,214
                     U.S. Treasury Bill, 1.390% due
                     04/17/2003
                     (Market Value $32,371,858) ...........          31,728,000

TOTAL INVESTMENTS
    (Cost $1,383,493,605*) ......................     99.4%       1,215,130,498
OTHER ASSETS AND LIABILITIES
    (Net) .......................................      0.6            7,046,080
                                                     -----       --------------
NET ASSETS ......................................    100.0%      $1,222,176,578
                                                     =====       ==============

* Aggregate cost for federal tax purposes is $1,386,238,030.

CONSERVATIVE BALANCED PORTFOLIO

OCTOBER 31, 2002


     SHARES                                                           VALUE
     ------                                                           -----

INVESTMENT COMPANY SECURITIES-- 98.7%
      491,116    WM Equity Income Fund ....................      $    6,251,907
      601,193    WM Growth & Income Fund ..................          11,134,099
      550,310    WM Growth Fund ...........................           6,460,639
    1,057,443    WM High Yield Fund .......................           7,000,275
    3,124,798    WM Income Fund ...........................          28,216,926
      433,000    WM International Growth Fund .............           2,944,403
      308,582    WM Mid Cap Stock Fund ....................           3,860,357
    3,114,353    WM Short Term Income Fund ................           7,287,586
      255,299    WM Small Cap Stock Fund ..................           2,131,749
    1,788,527    WM U.S. Government Securities Fund .......          20,013,620
      125,837    WM West Coast Equity Fund ................           2,998,690
                                                                 --------------
                 Total Investment Company Securities
                   (Cost $103,808,221) ....................          98,300,251
                                                                 --------------

  PRINCIPAL
   AMOUNT
  ---------

REPURCHASE AGREEMENT-- 1.5%
  (Cost $1,544,000)
$   1,544,000    Agreement with Credit Suisse First
                   Boston Corporation, 1.820% dated
                   10/31/2002, to be repurchased at
                   $1,544,078 on 11/01/2002,
                   collateralized by $1,585,618
                   U.S. Treasury Bill, 1.390% due
                   04/17/2003
                   (Market Value $1,575,332) ..............           1,544,000

TOTAL INVESTMENTS
    (Cost $105,352,221*)                             100.2%          99,844,251
OTHER ASSETS AND LIABILITIES
    (Net)                                             (0.2)            (214,565)
                                                     -----       --------------
NET ASSETS                                           100.0%      $   99,629,686
                                                     =====       ==============

* Aggregate cost for federal tax purposes is $106,339,069.

PORTFOLIO of INVESTMENTS

FLEXIBLE INCOME PORTFOLIO

OCTOBER 31, 2002

     SHARES                                                           VALUE
     ------                                                           -----

INVESTMENT COMPANY SECURITIES-- 99.6%
    1,161,960    WM Equity Income Fund ....................      $   14,791,747
    2,031,318    WM Growth & Income Fund ..................          37,620,014
    1,303,938    WM Growth Fund ...........................          15,308,227
    4,349,743    WM High Yield Fund .......................          28,795,299
   14,187,622    WM Income Fund ...........................         128,114,230
    1,016,454    WM Mid Cap Stock Fund ....................          12,715,842
   22,989,384    WM Short Term Income Fund ................          53,795,159
      563,301    WM Small Cap Stock Fund ..................           4,703,567
    9,502,833    WM U.S. Government Securities Fund .......         106,336,697
      276,508    WM West Coast Equity Fund ................           6,589,184
                                                                 --------------
                 Total Investment Company Securities
                   (Cost $423,688,077) ....................         408,769,966
                                                                 --------------

  PRINCIPAL
   AMOUNT
  ---------

REPURCHASE AGREEMENT-- 0.4%
  (Cost $1,773,000)
$   1,773,000    Agreement with Credit Suisse First
                   Boston Corporation, 1.820% dated
                   10/31/2002, to be repurchased at
                   $1,773,089 on 11/01/2002,
                   collateralized by $1,820,790
                   U.S. Treasury Bill, 1.390% due
                   04/17/2003
                   (Market Value $1,808,980) ..............           1,773,000

TOTAL INVESTMENTS
    (Cost $425,461,077*)                             100.0%         410,542,966
OTHER ASSETS AND LIABILITIES
    (Net)                                             (0.0)            (156,662)
                                                     -----       --------------
NET ASSETS                                           100.0%      $  410,386,304
                                                     =====       ==============


        *       Aggregate cost for federal tax purposes is $426,334,058.


NOTES to FINANCIAL statements

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1.  ORGANIZATION AND BUSINESS

WM Strategic Asset Management Portfolios, LLC (the "LLC") was organized under the laws of the Commonwealth of Massachusetts on March 12, 1999 as a "Limited Liability Company". The LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The LLC offers five portfolios; Strategic Growth, Conservative Growth, Balanced, Conservative Balanced and Flexible Income Portfolios (each a "Portfolio" and collectively, the "Portfolios").

The LLC is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers three classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are subject to an initial sales charge at the time of purchase and are subject to a CDSC if redeemed within one year from the date of purchase.

Each of the Portfolios invests, within certain percentage ranges, in Class I shares of various funds in the WM Group of Funds (collectively, the "Underlying Funds"). WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Portfolios. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

Interest income on debt securities is accrued daily. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Conservative Growth, Balanced, Conservative Balanced and Flexible Income Portfolios are declared and paid quarterly. Dividends from any net investment income of the Strategic Growth Portfolio are declared and paid annually. Distributions of any net capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, dividends payable, redesignated distributions and differing characterization of distributions made by each Portfolio. The following adjustments have been reflected in the components of net assets on the Statement of Assets and Liabilities to present these balances on an income tax basis, excluding certain temporary differences:

                                                                     INCREASE/
                                                    INCREASE        (DECREASE)
                                    INCREASE/     UNDISTRIBUTED     ACCUMULATED
                                   (DECREASE)    NET INVESTMENT    NET REALIZED
                                 PAID-IN CAPITAL  INCOME/(LOSS)     GAIN/(LOSS)
                                 ---------------  -------------     -----------

Strategic Growth Portfolio .....  $    432,767    $3,982,178      $(4,414,945)
Conservative Growth Portfolio ..    (5,089,330)    4,882,511          206,819
Balanced Portfolio .............    (5,843,070)    4,003,896        1,839,174
Conservative Balanced Portfolio         --            96,837          (96,837)
Flexible Income Portfolio ......    (1,599,498)      413,928        1,185,570

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights for the year ended October 31, 2002.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

EXPENSES:

General expenses of the LLC are allocated to all the Portfolios based upon the relative average net assets of each Portfolio except printing and postage expenses, which are allocated to all the Portfolios based upon the relative number of shareholder accounts of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the LLC. As such, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee at an annual rate of 0.65% of each Portfolio's average daily net assets. The Advisor has voluntarily waived $80,694 of its advisory fees for the Conservative Balanced Portfolio for the year ended October 31, 2002.

Effective November 1, 2002, the Advisor changed its monthly fee based upon average daily net assets to the following annual rates:

                                                        FROM
                                                    $1 BILLION
                                     FROM $0             TO             OVER
NAME OF FUND                      TO $1 BILLION     $3 BILLION      $3 BILLION
------------                      -------------     ----------      ----------

Strategic Growth Portfolio .......   0.650%            0.600%         0.550%
Conservative Growth Portfolio ....   0.650%            0.600%         0.550%
Balanced Portfolio ...............   0.650%            0.600%         0.550%
Conservative Balanced Portfolio ..   0.650%            0.600%         0.550%
Flexible Income Portfolio ........   0.650%            0.600%         0.550%

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Washington Mutual, serves as the transfer agent of the Portfolios. Fees were paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized annual shareholder servicing fee is $20.52 for Class A, Class B and Class C shareholder accounts, with the exception of the Flexible Income Portfolio, which is $22.70.

Custodian fees for certain Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2002 are shown separately in the Statements of Operations.

4.  TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the LLC for serving as an officer or Trustee of the LLC. The LLC, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the LLC. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 38 funds within the WM Group of Funds.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares of the Portfolios. For the year ended October 31, 2002, the Distributor received $1,824,168 representing commissions (front end sales charges) on Class A and Class C shares and $5,688,295 representing CDSC fees from Class A, Class B and Class C shares.

Each of the Portfolios has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Portfolio (each, a "Rule 12b-1 Plan"), respectively. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Portfolio to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the LLC, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 2002, were as follows:

NAME OF PORTFOLIO                        PURCHASES            SALES
-----------------                        ---------            -----

Strategic Growth Portfolio ..........   $186,726,841       $ 57,979,000
Conservative Growth Portfolio .......    395,242,024        153,410,000
Balanced Portfolio ..................    506,349,101        225,250,000
Conservative Balanced Portfolio .....     66,860,849          5,740,000
Flexible Income Portfolio ...........    196,225,022         26,741,000

At October 31, 2002, aggregate gross unrealized appreciation for all Underlying Funds in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all Underlying Funds in which there was an excess of tax cost over value were as follows:

                                          TAX BASIS         TAX BASIS
                                          UNREALIZED        UNREALIZED
NAME OF PORTFOLIO                        APPRECIATION      DEPRECIATION
-----------------                        ------------      ------------

Strategic Growth Portfolio ............  $ 6,638,812       $206,258,262
Conservative Growth Portfolio .........   15,431,260        253,174,973
Balanced Portfolio ....................   19,458,665        190,566,197
Conservative Balanced Portfolio .......      500,196          6,995,014
Flexible Income Portfolio .............    5,057,327         20,848,419

7. CAPITAL LOSS CARRYFORWARDS

At October 31, 2002, the following Portfolio had available for Federal income tax purposes unused capital losses as follows:

                                             EXPIRING            EXPIRING
                                             IN 2008              IN 2009
                                             -------              -------

Balanced Portfolio ....................      $   --              $4,005,086
Conservative Balanced Portfolio .......        11,254                --

8. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when- issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices, each with inherent risks.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

INDEPENDENT auditors' REPORT

To the Trustees and Shareholders of
WM Strategic Asset Management Portfolios LLC

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Strategic Growth Portfolio, WM Conservative Growth Portfolio, WM Balanced Portfolio, WM Conservative Balanced Portfolio and WM Flexible Income Portfolio (collectively, the "Portfolios") as of October 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2002 and 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios as of October 31, 2002, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
December 11, 2002

OTHER information (unaudited)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

YEAR ENDED OCTOBER 31, 2002

1.  TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made by the Conservative Balanced Portfolio, 7.82% represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

The above percentage may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

2. TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS                     LENGTH OF TIME            PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE                    SERVED (1)                DURING PAST 5 YEARS               HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 75,                  Sierra Funds-8 years       Retired President and CEO of     Children's Bureau Foundation;
17960 Seabreeze Drive                       WM Group of            GTE California, Inc.             Upward Bound House of Santa
Pacific Palisades, CA 90272                Funds-4 years                                            Monica
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,           Composite Funds-11 years     Retired doctor of internal
3 East 40th Avenue                           WM Group of           medicine and gastroenterology.
Spokane, WA 99203                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 48,                 Composite Funds-3 years      CPA specializing in personal     Frank Russell Investment
P.O. Box 28338                              WM Group of            financial and tax planning.      Company; Russell Insurance
Spokane, WA 99228-8338                     Funds-4 years                                            Funds; Avista Corporation; St.
                                                                                                    George's School; YMCA of the
                                                                                                    Inland Northwest
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 74,              Sierra Funds-8 years       Partner at the law firm of       Braille Institute of America,
553 South Marengo Avenue                    WM Group of            Davis & Whalen LLP.              Inc; Children's Bureau of
Pasadena, CA 91101                         Funds-4 years                                            Southern California, Children's
                                                                                                    Bureau Foundation; Fifield
                                                                                                    Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 59,                Griffin Funds-5 years       Founder of McGinnis              Baptist Foundation of Texas;
9225 Katy Freeway, Suite 205                WM Group of            Investments.                     Concord  Trust Company
Houston, TX 77024                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D., 57,      Sierra Funds-7 years       University professor,            Nordstrom Inc.; K2, Inc.; First
110 Westwood Plaza,                         WM Group of            researcher and administrator     Pacific  Advisors' Capital,
Suite C305                                 Funds-4 years           in the Anderson Graduate         Crescent and New Income Funds;
Los Angeles, CA90095-1481                                          School of Management at the      Equity Marketing Inc.; Member
                                                                   University of California Los     of Investment Company Institute
                                                                   Angeles.                         National Board of Governors.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 58,                Composite Funds-1 year      Retired Chairman and CEO of      Wild Seed, Inc.; Catalytic, Inc.
4311 South Madison Road                     WM Group of            BDO Seidman, LLP.
Spokane, WA 99206                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 74,                       Composite Funds-3 years      Founder and Chairman of The      Downtown Seattle Association;
2121 Fifth Avenue                           WM Group of            Rockey  Company.                 Rainier Club; WSU Foundation
Seattle, WA 98121                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 49,                Griffin Funds-5 years       President of Williams College    Marsh and McLennan
P.O. Box 687                                WM Group of            since 2000. Prior thereto,
Williamstown, MA 01267                     Funds-4 years           Dean of the College of
                                                                   Letters, Arts and Sciences;
                                                                   Professor of Economics and
                                                                   Vice President of Planning,
                                                                   University of Southern
                                                                   California.
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey                     Composite Funds-23 years     Retired Managing Director of     AdMedia Partners Inc.; Czech
(Lead Trustee), 76,                         WM Group of            Dillon, Read & Co., an           and Slovak  American Enterprise
444 Madison Avenue, 19th Floor             Funds-4 years           Investment Bank now part of      Fund
New York, NY 10022                                                 UBS Warburg.
-----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 67,                  Composite Funds-4 years      President of the Seattle         Washington Mutual, Inc.; REI
425 Pike Street, Suite 510                  WM Group of            Foundation.
Seattle, WA 98101                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 65,                Composite Funds-3 years      Chairman of CPM Development      Washington Mutual, Inc.
P.O. Box 3366                               WM Group of            Corporation.
Spokane, WA 99220-3366                      Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 59,                Composite Funds-9 years      President, CEO and Director of
President and CEO                           WM Group of            the Advisor, Distributor and
1201 Third Avenue, 22nd Floor              Funds-4 years           Administrator.
Seattle, WA 98101
-----------------------------------------------------------------------------------------------------------------------------------
                                                  POSITION(S) HELD
                                                  WITH REGISTRANT
       NAME, AGE, AND ADDRESS                            &                              PRINCIPAL OCCUPATION(S)
             OF OFFICER                        LENGTH OF TIME SERVED                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,             First Vice President of the Funds since   First Vice President and Director of
1201 Third Avenue, 22nd Floor            2002. First Vice President, Chief      the Administrator, Advisor and
Seattle, WA 98101                      Financial Officer and Treasurer since    Distributor.
                                        2001. First Vice President and Chief
                                         Financial Officer since 1998. Vice
                                        President and Treasurer since 1988.
--------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 48,                     Senior Vice President since 2000.      Senior Vice President and Director of
12009 Foundation Place,                   First Vice President since 1997.      the Distributor and Director of the
Suite 350                                                                       Advisor and Administrator since 1997.
GoldRiver, CA 95670                                                             Prior thereto, senior level positions
                                                                                with AIM Management.
--------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 52,                    First Vice President since 2000.      First Vice President, Secretary and
1201 Third Avenue,                                                              Director of the Advisor, Distributor,
22nd Floor                                                                      and Administrator.
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 41,                    First Vice President since 2001.      First Vice President of the Advisor.
1201 Third Avenue,                           Vice President since 1999.
22nd Floor
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 44,                   First Vice President since 2001.      First Vice President of the Advisor.
1201 Third Avenue,                                                              Prior thereto, senior level positions
22nd Floor                                                                      with Smoot, Miller, Cheney and Co.
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
John T. West, 47,                         First Vice President, Secretary,      Vice President of the Administrator.
1201 Third Avenue,                    Compliance Officer, Treasurer and Chief
22nd Floor                              Financial Officer since 2002. First
Seattle, WA 98101                          Vice President, Secretary and
                                        Compliance Officer since 2001. Vice
                                        President, Secretary and Compliance
                                        Officer since 1998. Secretary since
                                                       1993.
--------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 42,                   Senior Vice President since 2001.      Senior Vice President and Chief
1201 Third Avenue,                        First Vice President since 1999.      Investment Officer of the Advisor.
22nd Floor                                                                      Prior to 1999, senior positions at
Seattle, WA 98101                                                               D.A. Davidson and Boatmen's Trust.
--------------------------------------------------------------------------------------------------------------------
Note: The Statement of Additional Information includes additional information about Fund Trustees and
Officers and is available, without charge, upon request by calling 1-800-222-5852.
(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The
    Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(2) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

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